Exhibit 10.2

Carvana Group, LLC

FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Dated as of April 27, 2017

THE UNITS ISSUED PURSUANT TO THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR AN EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

CERTAIN UNITS MAY ALSO SUBJECT TO VESTING PROVISIONS, REPURCHASE OPTIONS, REDEMPTION RIGHTS, ADDITIONAL RESTRICTIONS ON TRANSFER, OFFSET RIGHTS AND FORFEITURE PROVISIONS SET FORTH HEREIN AND/OR IN A SEPARATE AGREEMENT WITH THE INITIAL HOLDER OF SUCH UNITS. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER OF SUCH UNITS UPON WRITTEN REQUEST TO THE COMPANY AND WITHOUT CHARGE.

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CARVANA GROUP, LLC

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Carvana Group, LLC, a Delaware limited liability company (the “Company”), is entered into as of April 27, 2017, by and among the Company, Carvana Co. Sub LLC, a Delaware limited liability company (“Carvana Co. Sub”), its Members and Unitholders, and, solely for purposes of Section 3.1(d), Section 3.2 and Section 8.6 below and not as a Member, Unitholder or manager, Carvana Co., a Delaware corporation (“Carvana Co.”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Article I.

WHEREAS, the Company was initially formed as a limited liability company in accordance with the Arizona Limited Liability Company Act;

WHEREAS, pursuant to the Arizona Limited Liability Company Act, the Company’s original operating agreement and the Delaware Act, the Company was re-domiciled in the state of Delaware;

WHEREAS, in connection with the admission of GV Auto I, LLC, a Delaware limited liability company, as a Member, the Company’s board of Managers and certain other Members, in accordance with Section 16.2 of the Company’s Second Amended and Restated Agreement, amended and restated the Company’s Second Amended and Restated Agreement in its entirety pursuant to that certain Third Amended and Restated Limited Liability Company Agreement, dated as of July 12, 2016 (the “Third A&R Agreement”);

WHEREAS, Carvana Co. Sub, which has elected to be taxed as a corporation for U.S. federal income tax purposes, is a wholly owned subsidiary of Carvana Co.;

WHEREAS, in connection with the initial public offering (the “IPO”) of Class A Common Stock (as defined below) of Carvana Co., which is a Qualified Public Offering as such term was defined in the Third A&R Agreement, (i) all of the issued and outstanding Class C Preferred Units automatically converted into Class A Common Units pursuant to Section 5.1(b) of the Third A&R Agreement, (ii) each Investor Member will be issued 0.8 shares of Class B Common Stock (as defined below) for each Class A Common Unit held by such Investor Member, (iii) Carvana Co. Sub will be admitted as a Member of the Company and will purchase Units in the Company with the proceeds of the IPO as contemplated by clause (v) of Section 11.1(b) of the Third A&R Agreement, (iv) Carvana Co. Sub, the Company and the other parties thereto will enter into an Exchange Agreement (as defined below), pursuant to which Members (other than Carvana Co. Sub) will be permitted to exchange Common Units (together with the corresponding number of shares of Class B Common Stock, to the extent such Member holds Class B Common Stock) for Class A Common Stock or the Cash Payment (as defined therein), (v) Carvana Co. will cause Carvana Co. Sub to contribute a portion of the net proceeds of the IPO to the Company in exchange for newly-issued Class A Common Units and for other purposes and (vi) Carvana Co., the Company and certain other parties will enter into a Tax Receivable Agreement (as defined below), pursuant to which Carvana Co. will be obligated to make payments to certain parties related to tax benefits realized (clauses (ii) through (vi), collectively, the “IPO Transactions”); and

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WHEREAS, as contemplated by Section 11.1(b) of the Third A&R Agreement, the parties desire to amend and restate the Third A&R Agreement as set forth herein to give effect to the IPO Transactions and reflect the admission of Carvana Co. Sub as a Member and the sole manager of the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the following meaning:

“Additional Member” means a Person admitted to the Company as a Member pursuant to Section 8.3.

“Adjusted Capital Account Deficit” means, with respect to any Capital Account as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Person’s Capital Account balance shall be (i) reduced for any items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6), and (ii)    increased for any amount such Person is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Sections 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to Minimum Gain).

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person, and in the case of any Unitholder that is a partnership, limited liability company, corporation or similar entity, any partner, member or stockholder of such Unitholder; provided, that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Unitholder. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise). With respect to any Person who is an individual, “Affiliates” shall also include, without limitation, any member of such individual’s Family Group.

“Agreement” means this Fourth Amended and Restated Limited Liability Company Agreement, as it may be amended, modified and/or waived from time to time in accordance with the terms hereof.

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“Amended and Restated Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, dated on or about the date hereof, as the same may be amended, amended and restated or replaced from time to time.

“Applicable Tax Rate” means, for any calendar year, a percentage determined by the Manager to be the sum of the highest marginal federal, state, and local income tax rates that would be applicable to any Unitholder (or its partners or members, as applicable) assuming such Unitholder was residing in New York, New York (whether such Unitholder was a corporation or individual taxpayer) based on the information available to it (taking into account the character of the Company’s income and the deductibility of state and local taxes for federal income tax purposes).

“Base Rate” means, as of any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Book Value” means, with respect to any the Company property, the Company’s adjusted basis for federal income Tax purposes, adjusted from time to time to reflect the adjustments required or permitted (in the case of permitted adjustments, to the extent the Company makes such permitted adjustments) by Treasury Regulation Sections 1.704-1(b)(2)(iv)(d)-(g).

“Business” means the business carried on by the Company and/or any of its Subsidiaries from time to time, and which shall include the business of the online sale and delivery of automobiles and other products, services and all other activities conducted by the Company and/or any of its Subsidiaries which are ancillary to the online sale and delivery of automobiles.

“Business Day” means any day other than a Saturday, Sunday or other day on which the banks in New York, New York or Phoenix, Arizona are authorized by law to be closed.

“Capital Account” means the capital account maintained for a Member pursuant to Section 3.6 and the other applicable provisions of this Agreement.

“Capital Contributions” means any cash, cash equivalents, promissory obligations or the Fair Market Value of other property which a Unitholder contributes or is deemed by the Manager to have contributed to the Company with respect to any Unit pursuant to Section 3.1 or Section 3.11.

“Carvana Co.” has the meaning set forth in the Preamble.

“Carvana Co. Sub” has the meaning set forth in the Preamble.

“Cash Payment” has the meaning set forth in the Exchange Agreement.

“Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of Delaware, as the same may be amended from time to time.

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“Class A Common Stock” means the class A common stock, par value $0.001 per share, of Carvana Co.

“Class A Common Unit” means a Unit having the rights and obligations specified with respect to a Class A Common Unit in this Agreement; provided, that a Class A Common Unit shall not have any voting rights under this Agreement or the Delaware Act.

“Class A Common Stock Value” has the meaning set forth in the Exchange Agreement.

“Class B Common Stock” means the class B common stock, par value $0.001 per share, of Carvana Co.

“Class B Common Unit” means a Unit having the rights and obligations specified with respect to a Class B Common Unit in this Agreement; provided, that a Class B Common Unit shall not have any voting rights under this Agreement or the Delaware Act.

“Class C Preferred Units” has the meaning set forth in the Third A&R Agreement.

“Code” means the United States Internal Revenue Code of 1986, as amended. Such term, if elected by the Manager in its sole discretion, shall be deemed to include any future amendments to the Code and any corresponding provisions of succeeding Code provisions (whether or not such amendments and corresponding provisions are mandatory or discretionary).

“Common Units” means the Class A Common Units and the Class B Common Units.

“Company” has the meaning set forth in the Preamble.

“Confidential Information” has the meaning set forth in Section 5.6(a).

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. L. § 18-101, et seq., as it may be amended from time to time, and any successor thereto.

“DGCL” has the meaning set forth in Section 5.5(a).

“Dissolution Notice” has the meaning set forth in Section 8.7(a).

“Distribution” means each distribution made by the Company to a Unitholder, with respect to such Person’s Units, whether in cash, property or securities and whether by liquidating distribution, redemption, repurchase or otherwise; provided that notwithstanding anything in the foregoing, none of the following shall be deemed to be a Distribution hereunder: (x)any redemption or repurchase by the Company of any securities of the Company in connection with the termination of employment of an employee of the Company or any of its Subsidiaries or any service provider of the Company or any of its Subsidiaries, (ii) any recapitalization, exchange or conversion of securities of the Company, and any subdivision (by unit split or otherwise) or any combination (by reverse unit split or otherwise) of any outstanding Units and (iii) any repurchase of Units pursuant to any right of first refusal or similar repurchase right in favor of the Company.

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“Equity Agreement” has the meaning set forth in Section 3.2(a).

“Equity Securities” means (i) any Units, capital stock, partnership, membership or limited liability company interests or other equity interests (including other classes, groups or series thereof having such relative rights, powers and/or obligations as may from time to time be established by the Manager, including rights, powers and/or duties different from, senior to or more favorable than existing classes, groups and series of Units, capital stock, partnership, membership or limited liability company interests or other equity interests, and including any profits interests), (ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units, capital stock, partnership interests, membership or limited liability company interests or other equity interests, and (iii) warrants, options or other rights to purchase or otherwise acquire Units, capital stock, partnership interests, membership or limited liability company interests or other equity interests. Unless the context otherwise indicates, the term “Equity Securities” refers to Equity Securities of the Company.

“Event of Withdrawal” means the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company.

“Exchange” has the meaning set forth in the Exchange Agreement.

“Exchange Agreement” means the Exchange Agreement dated as of the date hereof among Carvana Co. Sub, the Company and the other parties thereto, as the same may be amended, amended and restated or replaced from time to time.

“Exchange Rate” has the meaning set forth in the Exchange Agreement.

“Exchangeable Unit” has the meaning set forth in the Exchange Agreement.

“Fair Market Value” means, as of any date of determination, (i) with respect to a Unit, such Unit’s Pro Rata Share as of such date, (ii) with respect to a share of Class A Common Stock, the Class A Common Stock Value as of such date, and (iii) with respect to any other non- cash assets, the fair market value for such property as between a willing buyer under no compulsion to buy and a willing seller under no compulsion to sell in an arm’s-length transaction occurring on such date, taking into account all relevant factors determinative of value (including in the case of securities, any restrictions on transfer applicable thereto or, if such securities are traded on a securities exchange or automated or electronic quotation system, the quoted price for such securities as of the date of determination), as reasonably determined in good faith by the Manager.

“Family Group” means, with respect to a Person who is an individual, (i) such individual’s spouse and descendants (whether natural or adopted) (collectively, for purposes of this definition, “relatives”), (ii) such individual’s executor or personal representative, (iii) any trust, the trustee of which is such individual or such individual’s executor or personal representative and which at all times is and remains solely for the benefit of such individual

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and/or such individual’s relatives, (iv) any corporation, limited partnership, limited liability company or other tax flow-through entity the governing instruments of which provide that such individual or such individual’s executor or personal representative shall have the exclusive, nontransferable power to direct the management and policies of such entity and of which the sole record and beneficial owners of stock, partnership interests, membership interests or any other equity interests are limited to such individual, such individual’s relatives and/or the trusts described in clause (iii) above, and (v) any retirement plan for such individual.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Code Section 706.

“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31, or such other quarterly accounting period as may be established by the Manager or as required by the Code.

“Fiscal Year” means the 12-month period ending on December 31, or such other annual accounting period as may be established by the Manager or as may be required by the Code.

“Forfeiture Allocations” has the meaning set forth in Section 4.2.

“Former Spouse” has the meaning set forth in Section 8.7.

“Former Spouse’s Units” has the meaning set forth in Section 8.7.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“Grossed-Up Amount” means, with respect to any Distribution pursuant to Section 4.1(b), the sum of (i) the amount of the Distribution pursuant to Section 4.1(b), and (y) the sum of the Participation Thresholds of all Participating Class B Common Units.

“HSR Act” has the meaning set forth in Section 10.7.

“Indemnitee” has the meaning set forth in Section 6.1(b).

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.

“Investor Member” means any Member holding Class A Common Units other than Carvana Co. Sub.

“IRS Notice” has the meaning set forth in Section 7.5.

“Liquidation Assets” has the meaning set forth in Section 10.2(b).

“Liquidation FMV” has the meaning set forth in Section 10.2(b).

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“Liquidation Statement” has the meaning set forth in Section 10.2(b).

“Losses” means items of the Company loss and deduction determined according to Section 3.6.

“Management Investors” means the holders of Class B Common Units and any other Member who acquires Equity Securities after the date of this Agreement and/or enters into an Equity Agreement after the date of this Agreement pursuant to the terms of Section 3.2(a) and is designated as a “Management Investor” by the Manager.

“Manager” means (i) Carvana Co. Sub so long as Carvana Co. Sub has not withdrawn as the Manager pursuant to Section 5.1(c) and (ii) any successor thereof appointed as Manager in accordance with Section 5.1(c). Unless the context otherwise requires, references herein to the Manager shall refer to the Manager acting in its capacity as such.

“Member” means each Person listed on the Unit Ownership Ledger and any Person admitted to the Company as a Substituted Member or Additional Member in accordance with the terms and conditions of this Agreement; but in each case only for so long as such Person is shown on the Company’s books and records as the owner of one or more Units. Carvana Co. shall not be deemed to be a Member.

“Minimum Gain” means the partnership minimum gain determined pursuant to Treasury Regulation Section 1.704-2(d).

“Net Exchanged Unit Amount” has the meaning set forth in the Exchange Agreement.

“Obligations” has the meaning set forth in Section 6.1(b).

“Participating Class B Common Unit” means, with respect to any Distribution pursuant to Section 4.1(b), a Class B Common Unit that has a Participation Threshold that is less than the amount determined by dividing (i) the sum of (A) the amount of such Distribution pursuant to Section 4.1(b) and (B) the Participation Thresholds of all outstanding Class B Common Units that have an equal or lesser Participation Threshold, by (ii) the sum of (A) the number of outstanding Class A Common Units and (B) the number of outstanding Class B Common Units that have an equal or lesser Participation Threshold.

“Participating Unit” means, with respect to any Distribution pursuant to Section 4.1(b), a Class A Common Unit and/or a Participating Class B Common Unit.

“Participation Threshold” means, with respect to each outstanding Class B Common Unit, an amount determined, and adjusted from time to time, in accordance with Section 3.5(b).

“Partnership Tax Audit Rules” means Code Sections 6221 through 6241, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions and any similar provision of state or local Tax laws.

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“Permitted Transferee” means (i) with respect to any Person who is an individual, a member of such Person’s Family Group, (ii) with respect to any Person which is an entity (other than any Person that is a Management Investor), (x) any of such Person’s Affiliates and (z) any direct or indirect partner, member, stockholder or other equityholder of such Person and (iii) solely with respect to Ernest C. Garcia II, in addition to the foregoing, the holder (and any subsequent holder) of the option to purchase certain of the Class C Preferred Units held by Ernest C. Garcia II, as such option may be amended from time to time in accordance with its terms.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“PR” has the meaning set forth in Section 7.4(a).

“Pro Rata Share” means with respect to each Unit, the proportionate amount such Unit would receive if an amount equal to the Total Equity Value were distributed to all Units in accordance with Section 4.1, as determined in good faith by the Manager.

“Profits” means items of the Company income and gain determined according to Section 3.6.

“Regulatory Allocations” has the meaning set forth in Section 4.3(e).

“Second Amended and Restated Registration Rights Agreement” means that certain Second Amended and Restated Registration Rights Agreement, dated as of the date of this Agreement, by and among Carvana Co. and certain Members, as the same may be amended, amended and restated or replaced from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Exchange Act shall be deemed to include any corresponding provisions of future law.

“Separated Member” has the meaning set forth in Section 8.7.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of

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partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof and without limitation, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the manager, managing member, managing director (or a board comprised of any of the foregoing) or general partner of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 8.3.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any transferee liability and any interest, penalties or additions to tax or additional amounts in respect of the foregoing.

“Tax Distribution” has the meaning set forth in Section 4.1(a).

“Tax Matters Partner” has the meaning set forth in Section 6231 of the Code.

“Tax Receivable Agreement” means the Tax Receivable Agreement dated as of the date hereof, by and among Carvana Co., the Company and the other parties thereto, as the same may be amended, amended and restated or replaced from time to time.

“Taxable Year” means the Company’s accounting period for federal income Tax purposes determined pursuant to Section 7.3.

“Total Equity Value” means, as of any date of determination, the aggregate proceeds which would be received by the Unitholders if: (i) the assets of the Company were sold at their fair market value to an independent third-party on arm’s-length terms, with neither the seller nor the buyer being under compulsion to buy or sell such assets; (ii) the Company satisfied and paid in full all of its obligations and liabilities (including all Taxes, costs and expenses incurred in connection with such transaction and any amounts reserved by the Manager with respect to any contingent or other liabilities); and (iii) such net sale proceeds were then distributed in accordance with Section 4.1, all as determined by the Manager in good faith based upon the Class A Common Stock Value as of such date.

“Transaction Documents” means, collectively, this Agreement, the Exchange Agreement, the Second Amended and Restated Registration Rights Agreement and the Tax Receivable Agreement.

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“Transfer” has the meaning set forth in Section 8.1.

“Treasury Regulations” means the income Tax regulations promulgated under the Code and effective as of the date of this Agreement. Such term, if elected by the Manager in its sole discretion, shall be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations (whether or not such amendments and corresponding provisions are mandatory or discretionary).

“Unit” means a limited liability company interest in the Company of a Member or representing a fractional part of the interests in Profits, Losses and Distributions of the Company held by all Members and shall include, without limitation, Class A Common Units and Class B Common Units; provided that any class, group or series of Units issued shall have the relative rights, powers and obligations set forth in this Agreement.

“Unit Ownership Ledger” has the meaning set forth in Section 3.1(a).

“Unitholder” means any owner of one or more Units as reflected on the Company’s books and records. Carvana Co. shall not be deemed to be a Unitholder.

“Unvested Class B Common Units” means, with respect to any Class B Common Units that are subject to vesting pursuant to the applicable Equity Agreement pursuant to which they were issued, any Class B Common Units other than Vested Class B Common Units.

“Vested Class B Common Units” means any Class B Common Units that are not subject to vesting or, with respect to Class B Common Units that are subject to vesting pursuant to the applicable Equity Agreement pursuant to which they were issued, any Class B Common Units that have vested in accordance with the terms of the applicable Equity Agreement pursuant to which they were issued.

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.1 Formation of LLC. The Company was formed in the State of Arizona on September 20, 2012 pursuant to the provisions of the Arizona Limited Liability Company Act, and was re-domiciled in the State of Delaware on March 10, 2015, pursuant to the provisions of the Arizona Limited Liability Company Act and the Delaware Act.

Section 2.2 Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of amending and restating the Third A&R Agreement and establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members hereby agree that during the term of the Company set forth in Section 2.6 the rights, powers and obligations of the Unitholders with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and, except where the Delaware Act provides that such rights, powers and obligations specified in the Delaware Act shall apply “unless otherwise provided in a limited liability company agreement” or words of similar effect and such rights, powers and obligations are set forth in this Agreement, the Delaware Act; provided that, notwithstanding the foregoing

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and anything else to the contrary, Section 18-210 of the Delaware Act (entitled “Contractual Appraisal Rights”) and Section 18-305(a) of the Delaware Act (entitled “Access to and Confidentiality of Information; Records”) shall not apply to or be incorporated into this Agreement and each Unitholder hereby expressly waives any and all rights under such Sections of the Delaware Act.

Section 2.3 Name. The name of the Company shall be “Carvana Group, LLC”. The Manager may change the name of the Company at any time and from time to time. Notification of any such name change shall be given to all Unitholders. The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Manager.

Section 2.4 Purpose. The purpose and business of the Company shall be to manage and direct the business operations and affairs of the Company and its Subsidiaries and to engage in any other lawful acts or activities for which limited liability companies may be organized under the Delaware Act.

Section 2.5 Principal Office; Registered Office. The principal office of the Company shall be located at 4020 E. Indian School Road, Phoenix, Arizona 85018, or at such other place inside or outside the state of Delaware as the Manager may from time to time designate, and all business and activities of the Company shall be deemed to have occurred at its principal office. The Company may maintain offices at such other place or places as the Manager deems advisable. The address of the registered office of the Company in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by applicable law, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be the registered agent named in the Certificate or such Person or Persons as the Manager may designate from time to time in the manner provided by applicable law.

Section 2.6 Term. The term of the Company commenced upon the filing of the Articles of Organization for the Company with the Arizona Corporation Commission Certificate in accordance with the Arizona Limited Liability Company Act and shall continue in existence until the Company shall be terminated and dissolved in accordance with the provisions of Article X.

Section 2.7 No State-Law Partnership. The Unitholders intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Unitholder be a partner or joint venturer of any other Unitholder by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.7, and neither this Agreement nor any other document entered into by the Company or any Unitholder relating to the subject matter hereof shall be construed to suggest otherwise. The Unitholders intend that the Company shall be treated as a partnership for federal and, if applicable, state or local income Tax purposes, and that each Unitholder and the Company shall file all Tax returns and shall otherwise take all Tax and financial reporting positions in a manner consistent with such treatment.

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ARTICLE III

UNITS, CAPITAL CONTRIBUTIONS AND ACCOUNTS

Section 3.1 Common Units; Capitalization.

(a) Common Units; Capitalization. The total number of authorized Common Units consists of an unlimited number of authorized Common Units. The ownership by a Unitholder of Common Units shall entitle such Member to allocations of Profits and Losses and other items and Distributions of cash and other property as set forth in Article IV hereof.

(b) Unit Ownership Ledger; Capital Contributions. The Manager shall create and maintain a ledger (the “Unit Ownership Ledger”) setting forth the name and address of each Unitholder, the number of each class of Units held of record by each such Unitholder, and the amount of the Capital Contribution made with respect to each class of Units and the date of such Capital Contribution. Upon any change in the number or ownership of outstanding Units (whether upon an issuance of Units, a Transfer of Units, a cancellation of Units or otherwise), the Manager shall amend and update the Unit Ownership Ledger. Absent manifest error, the ownership interests recorded on the Unit Ownership Ledger shall be conclusive record of the Units that have been issued and are outstanding. Each Unitholder named in the Unit Ownership Ledger has made (or shall be deemed to have made) Capital Contributions to the Company as set forth in the Unit Ownership Ledger in exchange for the Units specified in the Unit Ownership Ledger. Any reference in this Agreement to the Unit Ownership Ledger shall be deemed a reference to the Unit Ownership Ledger as amended and in effect from time to time.

(c) Certificates; Legends. Common Units shall be issued in uncertificated form; provided that, at the request of any Member, the Manager may cause the Company to issue one or more certificates to any such Member holding Common Units representing in the aggregate the Common Units held by such Member. If any certificate representing Common Units is issued, then such certificate shall bear a legend substantially in the following form:

THIS CERTIFICATE EVIDENCES COMMON UNITS REPRESENTING A MEMBERSHIP INTEREST IN CARVANA GROUP, LLC. THE MEMBERSHIP INTEREST IN CARVANA GROUP, LLC REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH. THE MEMBERSHIP INTEREST IN CARVANA GROUP, LLC REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CARVANA GROUP, LLC, DATED AS OF APRIL 27, 2017, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH SHALL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

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To the extent applicable, Unit certificates may also bear a legend in substantially the following form:

THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE MAY ALSO BE SUBJECT TO CERTAIN VESTING PROVISIONS, REPURCHASE OPTIONS, REDEMPTION RIGHTS, OFFSET RIGHTS AND FORFEITURE PROVISIONS SET FORTH IN THE FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CARVANA GROUP, LLC, DATED AS OF APRIL 27, 2017, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND/OR A SEPARATE AGREEMENT WITH THE INITIAL HOLDER, A COPY OF WHICH SHALL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(d) Conversion of Class C Preferred Units; Contribution. Contemporaneous with the execution and effectiveness of this Agreement, the Class C Preferred Units that were issued and outstanding and held by the Members immediately prior hereto are hereby converted into an equal number of Class A Common Units. The Class A Common Units and Class B Common Units that were issued and outstanding and held by the Members prior to the date of this Agreement shall remain unchanged. In addition, (i) Carvana Co. shall contribute to Carvana Co. Sub all of the net proceeds received by Carvana Co. with respect to the shares of Class A Common Stock issued and sold in the IPO, (ii) Carvana Co. Sub shall contribute promptly such net proceeds to the Company in exchange for up to 21,562,500 Class A Common Units and be admitted as a Member of the Company; and (iii) Carvana Co. shall issue and deliver to Carvana Co. Sub, and Carvana Co. Sub shall deliver to each Investor Member, 0.8 shares of Class B Common Stock in respect of each Class A Common Unit held by such Member after giving effect to the conversion of Class C Preferred Units described above.

Section 3.2 Authorization and Issuance of Additional Common Units.

(a) The Manager shall have the right to cause the Company to issue and/or create and issue at any time after the date hereof, and for such amount and form of consideration as the Manager may determine, additional Common Units or other Equity Securities of the Company (including creating classes or series thereof having such powers, designations, preferences and rights as may be determined by the Manager). The Manager shall have the power to make such amendments to this Agreement in order to provide for such powers, designations, preferences and rights as the Manager in its discretion deems necessary or appropriate to give effect to such additional authorization or issuance in accordance with the provisions of this Section 3.2(a). In connection with any issuance of Units (whether on or after the date of this Agreement), the Person who acquires such Units shall execute a counterpart to this Agreement accepting and agreeing to be bound by all terms and conditions hereof, and shall enter into such other documents, instruments and agreements to effect such purchase as are required by the Manager (including such documents, instruments and agreements entered into on or prior to the date of this Agreement by the Members, each, an “Equity Agreement”).

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(b) At any time Carvana Co. issues one or more shares of Class A Common Stock (other than an issuance of the type covered by Section 3.2(d) or an issuance to a holder of Exchangeable Units pursuant to the Exchange Agreement, as described in Section 3.2(c)), Carvana Co. shall contribute to Carvana Co. Sub, and shall cause Carvana Co. Sub to promptly contribute to the Company all of the net proceeds (if any) received by Carvana Co. with respect to such share or shares of Class A Common Stock. Upon the contribution by Carvana Co. Sub to the Company of all of such net proceeds so received by Carvana Co., the Manager shall cause the Company to issue a number of Class A Common Units determined based upon the Exchange Rate then in effect, registered in the name of Carvana Co. Sub; provided, however, that if Carvana Co. issues one or more shares of Class A Common Stock, some or all of the net proceeds of which are to be used to fund expenses or other obligations of Carvana Co. Sub for which Carvana Co. Sub would be permitted a Distribution pursuant to Article IV, then neither Carvana Co. nor Carvana Co. Sub shall be required to transfer such net proceeds to the Company which are used or will be used to fund such expenses or obligations; provided further, if Carvana Co. issues any shares of Class A Common Stock in order to purchase or fund the purchase of Units from a Member (other than a Subsidiary of Carvana Co.), then the Company shall not issue any new Class A Common Units registered in the name of Carvana Co. Sub in accordance with Section 3.2(c) and neither Carvana Co. nor Carvana Co. Sub shall be required to transfer such net proceeds to the Company (it being understood that such net proceeds shall instead be contributed by Carvana Co. to Carvana Co. Sub and subsequently transferred by Carvana Co. Sub to such other Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.2(b) shall not apply to the issuance and distribution to holders of shares of Class A Common Stock of rights to purchase Equity Securities of Carvana Co. under a “poison pill” or similar shareholder’s rights plan (it being understood that (i) upon exchange of Exchangeable Units for Class A Common Stock pursuant to the Exchange Agreement, such Class A Common Stock would be issued together with any such corresponding right and (ii) in the event such rights to purchase Equity Securities of Carvana Co. are triggered, Carvana Co. will ensure that the holders of Common Units that have not been Exchanged prior to such time will be treated equitably vis-à-vis the holders of Class A Common Stock under such plan).

(c) At any time a holder of Exchangeable Units exchanges such Units for shares of Class A Common Stock or a Cash Payment, the Company shall cancel such Exchangeable Units. Upon the cancellation by the Company of the Exchangeable Units exchanged for shares of Class A Common Stock, the Manager shall cause the Company to issue a number of Class A Common Units equal to the Net Exchanged Unit Amount, registered in the name of Carvana Co. Sub in accordance with Section 2.6 of the Exchange Agreement.

(d) At any time Carvana Co. issues one or more shares of Class A Common Stock in connection with an equity incentive program, whether such share or shares are issued upon exercise (including cashless exercise) of an option, settlement of a restricted stock unit, as restricted stock or otherwise, the Manager shall cause the Company to issue a corresponding number of Class A Common Units, registered in the name of Carvana Co. Sub (determined based upon the Exchange Rate then in effect); provided that Carvana Co. shall be required to, or shall be required to cause Carvana Co. Sub to, contribute all (but not less than all) of the net proceeds (if any) received by Carvana Co. from or otherwise in connection with such issuance of one or more shares of Class A Common Stock, including the exercise price of any option exercised, to the Company. If any such shares of Class A Common Stock so issued by Carvana Co. in connection with an equity incentive program are subject to vesting or forfeiture provisions, then the Class A Common Units that are issued by the Company to Carvana Co. Sub

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in connection therewith in accordance with the preceding provisions of this Section 3.2(d) shall be subject to vesting or forfeiture on the same basis; if any of such shares of Class A Common Stock vest or are forfeited, then a corresponding number of the Class A Common Units (determined based upon the Exchange Rate then in effect) issued by the Company in accordance with the preceding provisions of this Section 3.2(d) shall automatically vest or be forfeited. Any cash or property held by Carvana Co., Carvana Co. Sub or the Company or on any of such Person’s behalf in respect of dividends paid on restricted shares of Class A Common Stock that fail to vest shall be returned to the Company upon the forfeiture of such restricted shares of Class A Common Stock.

(e) Carvana Co. shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Class A Common Stock as shall be issuable upon Exchange of all outstanding Common Units and shares of Class B Common Stock, and shall deliver such shares of Class A Common Stock to Carvana Co. Sub as may be necessary to enable Carvana Co. Sub to satisfy its obligations under the Exchange Agreement; provided that nothing contained herein shall be construed to preclude Carvana Co. from satisfying its obligations in respect of any such Exchange by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of Carvana Co.). If any shares of Class A Common Stock require registration with or approval of any Governmental Entity under any federal or state law before such shares may be issued upon an Exchange, Carvana Co. shall use reasonable efforts to cause the exchange of such shares of Class A Common Stock to be duly registered or approved, as the case may be. Carvana Co. shall list and use its reasonable efforts to maintain the listing of the Class A Common Stock required to be delivered upon any such Exchange prior to such delivery upon the national securities exchange upon which the outstanding shares of Class A Common Stock are listed at the time of such Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities laws). Carvana Co. covenants that all shares of Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(f) For purposes of this Section 3.2, “net proceeds” means gross proceeds to Carvana Co. from the issuance of Class A Common Stock or other securities less all reasonable bona fide out-of-pocket fees and expenses of Carvana Co., the Company and their respective Subsidiaries actually incurred in connection with such issuance.

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Section 3.3 Repurchase or Redemption of Class A Common Stock. If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by Carvana Co. for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of such shares, to redeem a corresponding number of Common Units held by Carvana Co. Sub (determined based upon the Exchange Rate then in effect), at an aggregate redemption price equal to the aggregate purchase or redemption price of the share or shares of Class A Common Stock being repurchased or redeemed by Carvana Co. (plus any reasonable expenses related thereto) and upon such other terms as are the same for the share or shares of Class A Common Stock being repurchased or redeemed by Carvana Co.

Section 3.4 Changes in Common Stock. In addition to any other adjustments required hereby, any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of Class A Common Stock, Class B Common Stock or other capital stock of Carvana Co. shall be accompanied by an identical subdivision or combination, as applicable, of the Common Units or other Equity Securities, as applicable.

Section 3.5 Class B Common Units.

(a) Grant of Units. The Company may (with the approval of the Manager) issue Class B Common Units to existing or new employees, managers, officers, directors, consultants or other service providers of the Company or any of its Subsidiaries pursuant to Equity Agreements approved by the Manager, which Equity Agreements shall contain such provisions as the Manager shall determine in its sole discretion, which may include (i) the forfeiture of, or the right of the Company and/or such other Persons as the Manager shall designate to repurchase from each holder thereof, all or any portion of such Class B Common Units issued to such Person in the event such Person ceases to be an employee, officer, manager, director or consultant of, or to perform services for, the Company or its Subsidiaries or upon such other conditions as determined by the Manager and (ii) provisions regarding vesting of such Class B Common Units, including upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company and/or its Subsidiaries of certain performance goals. This Section 3.5(a), together with the Equity Agreements pursuant to which the Class B Common Units are issued, are intended to qualify as a compensatory benefit plan within the meaning of Rule 701 of the Securities Act and the issuance of Class B Common Units pursuant hereto is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701; provided that the foregoing shall not restrict or limit the Company’s ability to issue any Class B Common Units pursuant to any other exemption from registration under the Securities Act available to the Company. The Company may make the Class B Common Units and any issuance thereof and any applicable Equity Agreement subject to the terms and conditions of any other equity incentive plan consistent with the terms of this Agreement, as may have been adopted by the Company or any of its Subsidiaries. Notwithstanding anything herein or in any Equity Agreement to the contrary, in connection with any restructuring, merger, refinancing or other strategic transaction, the Company may terminate and cancel without any payment or other consideration with respect thereto any Class B Common Unit that, immediately prior to the consummation of such transaction(s), has a Pro Rata Share equal to $0.00.

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(b) Participation Threshold. As of the date of each grant of Class B Common Units, the Manager shall establish an initial “Participation Threshold” amount with respect to each Class B Common Unit granted on such date. Unless otherwise determined by the Manager (who shall determine the Participation Threshold in such a manner that newly granted Class B Common Units have a liquidation value of zero in accordance with IRS Revenue Procedure 93- 27 and other authorities), the Participation Threshold with respect to each such Class B Common Unit granted on such date shall be equal to or greater than the amount (as determined by the Manager in its sole discretion) that would be distributed with respect to a Class A Common Unit pursuant to Section 4.1(b) if the Company distributed to the Unitholders an amount equal to the Total Equity Value as of such date in accordance with Section 4.1(b); provided that, for the avoidance of doubt, in making such calculation prior Tax Distributions shall be treated as if made on such date as part of such hypothetical Distribution. The purchase price of each Class B Common Unit, if any, shall be as determined by the Manager. The Manager may designate a series number for Class B Common Units that have the same Participation Threshold, which Participation Threshold may differ from the Participation Thresholds of other series of Class B Common Units not included in such subset. Each Class B Common Unit’s Participation Threshold shall be adjusted (in the discretion and as determined by the Manager) after the grant of such Class B Common Unit in the following manner:

(i) In the event any Distribution with respect to Class A Common Units is made pursuant to Section 4.1(b), the Participation Threshold of each Class B Common Unit outstanding at the time of such Distribution shall be reduced (but not below zero) by the amount that each Class A Common Unit receives in such Distribution (with such reduction occurring immediately after the determination of the portion of such Distribution, if any, that such Class A Common Unit is entitled to receive); provided that, the Participation Threshold of such Class B Common Unit shall not be reduced by (x) such Distribution to the extent that such Class B Common Unit is entitled to receive such Distribution or (y) any Tax Distribution made pursuant to Section 4.1(a).

(ii) If the Company at any time subdivides (by any Unit split or otherwise) the Common Units into a greater number of Units, the Participation Threshold of each Class B Common Unit outstanding immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse Unit split or otherwise) the Common Units into a smaller number of Units, the Participation Threshold of each Class B Common Unit outstanding immediately prior to such combination shall be proportionately increased.

(iii) Notwithstanding anything in the foregoing to the contrary, no adjustment shall be made in connection with (A) any non pro rata redemption or repurchase by the Company or any Unitholder of any Units or (B) any non pro rata Capital Contribution by any Unitholder in exchange for newly issued Units.

(iv) In the event of any change in the Company’s capital structure not addressed in Section 3.5(b)(i) or Section 3.5(b)(iii) above, the Manager may (but shall not be obligated to) equitably adjust the Participation Thresholds of the outstanding Class B Common Units to the extent necessary (in the Manager’s good faith judgment) to prevent such capital structure change from changing the economic rights represented by the Class B Common Units in a manner that is disproportionately favorable or unfavorable in relation to the economic rights of other classes of outstanding Common Units.

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(c) Adjustments to Unit Ownership Ledger For Participation Thresholds. The Participation Thresholds of each Unitholder’s Class B Common Units shall be set forth on the Unit Ownership Ledger, and the Unit Ownership Ledger shall be amended by the Manager (without the requirement of an approval from any Unitholder) from time to time by the Company as necessary to reflect any adjustments to the Participation Thresholds of outstanding Class B Common Units required pursuant to this Section 3.5.

(d) Amendments of this Section. Notwithstanding anything in this Section 3.5 to the contrary, the Manager shall have the power to amend the provisions of this Section 3.5 to achieve the economic results intended by this Agreement, including, if applicable, that any Units that are granted to executives of, or other service providers to, the Company in exchange for services provided or to be provided to the Company or any Subsidiary thereof are intended to be profits interests when issued for United States federal income tax purposes.

Section 3.6 Capital Accounts.

(a) Maintenance of Capital Accounts. The Company shall maintain a separate Capital Account for each Unitholder according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the sole discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of the Company property; provided that unless otherwise determined by the Manager, the Company will not increase the Capital Accounts of the Unitholders in connection with any issuance of Class B Common Units. Without limiting the foregoing, each Unitholder’s Capital Account shall be adjusted:

(i) by adding any additional Capital Contributions made by such Unitholder in consideration for the issuance of Units;

(ii) by deducting any amounts paid to such Unitholder in connection with the redemption or other repurchase by the Company of Units;

(iii) by adding any Profits allocated in favor of such Unitholder and subtracting any Losses allocated in favor of such Unitholder; and

(iv) by deducting any distributions paid in cash or other assets to such Unitholder by the Company.

(b) Computation of Income, Gain, Loss and Deduction Items. For purposes of computing the amount of any item of the Company income, gain, loss or deduction to be allocated pursuant to Article IV and to be reflected in the Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income Tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided that:

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(i) the computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(1)(B), Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income Tax purposes;

(ii) if the Book Value of any the Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property;

(iii) items of income, gain, loss or deduction attributable to the disposition of the Company property having a Book Value that differs from its adjusted basis for Tax purposes shall be computed by reference to the Book Value of such property;

(iv) items of depreciation, amortization and other cost recovery deductions with respect to the Company property having a Book Value that differs from its adjusted basis for Tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g);

(v) to the extent an adjustment to the adjusted Tax basis of any the Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis); and

(vi) this Section 3.6 shall be applied in a manner consistent with the principles of Prop. Reg. Sections 1.704-1(b)(2)(iv)(d), (f)(1), (h)(2) and (s).

Section 3.7 Negative Capital Accounts; No Interest Regarding Positive Capital Accounts. No Unitholder shall be required to pay to any other Unitholder or the Company any deficit or negative balance which may exist from time to time in such Unitholder’s Capital Account (including upon and after dissolution of the Company). Except as otherwise expressly provided herein, no Unitholder shall be entitled to receive interest from the Company in respect of any positive balance in its Capital Account, and no Unitholder shall be liable to pay interest to the Company or any Unitholder in respect of any negative balance in its Capital Account.

Section 3.8 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contributions or Capital Account or to receive any Distribution from the Company, except as expressly provided herein.

Section 3.9 Loans From Unitholders. Loans by Unitholders to the Company shall not be considered Capital Contributions. If any Unitholder shall loan funds to the Company in excess of the amounts required hereunder to be contributed by such Unitholder to the capital of the Company, the making of such loans shall not result in any increase in the amount of the Capital Account of such Unitholder. The amount of any such loans shall be a debt of the Company to such Unitholder and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.

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Section 3.10 Adjustments to Capital Accounts for Distributions In-Kind. To the extent that the Company distributes property in-kind to the Members, the Company shall be treated as making a distribution equal to the Fair Market Value of such property (as of the date of such distribution) for purposes of Section 4.1 and such property shall be treated as if it were sold for an amount equal to its Fair Market Value and any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Section 4.2 through Section 4.4.

Section 3.11 Transfer of Capital Accounts. The original Capital Account established for each Substituted Member shall be in the same amount as the Capital Account of the Member (or portion thereof) to which such Substituted Member succeeds at the time such Substituted Member is admitted to as a Member of the Company. The Capital Account of any Member whose interest in the Company shall be increased or decreased by means of (a) the Transfer to it of all or part of the Units of another Member or (b) the repurchase or forfeiture of Units pursuant to any Equity Agreement shall be appropriately adjusted to reflect such Transfer or repurchase. Any reference in this Agreement to a Capital Contribution of or Distribution to a Member that has succeeded any other Member shall include any Capital Contributions or Distributions previously made by or to the former Member on account of the Units of such former Member Transferred to such Member.

Section 3.12 Adjustments to Book Value. The Company shall adjust the Book Value of its assets to Fair Market Value in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) as of the following times: (a) at the Manager’s discretion in connection with the issuance of Units in the Company or a more than de minimis Capital Contribution to the Company; (b) at the Manager’s discretion in connection with the Distribution by the Company to a Member of more than a de minimis amount of the Company’s assets, including money; and (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g). Any such increase or decrease in Book Value of an asset shall be allocated as a Profit or Loss to the Capital Accounts of the Members under Section 4.2 (determined immediately prior to the event giving rise to the revaluation).

Section 3.13 Compliance With Section 1.704-1(b). The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event the Manager shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with such Treasury Regulations, the Manager may make such modification, notwithstanding anything in Section 11.2 to the contrary. The Manager also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of the Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Treasury Regulations Section 1.704-1(b)(iv)(g), and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

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ARTICLE IV

DISTRIBUTIONS AND ALLOCATIONS

Section 4.1 Distributions.

(a) Tax Distributions. To the extent funds of the Company may be available for distribution by the Company (as determined by the Manager in its sole discretion), with respect to each Fiscal Quarter, the Company shall distribute to each holder of Class A Common Units an amount of cash (a “Tax Distribution”) equal to the excess, if any, of (i) (A) the aggregate taxable income of the Company for the Taxable Year to date allocated with respect to the Class A Common Units held (with taxable income reflecting, without limitation, adjustments under Sections 704(c), 734 and 743 of the Code and net of Taxable losses of the Company allocated in respect of prior Fiscal Quarters and not previously taken into account under this clause), multiplied by (B) the Applicable Tax Rate over (ii) the cumulative amount of prior Tax Distributions made pursuant to this Section 4.1(a) with respect to such Class A Common Units for the Taxable Year in question; provided that the amount of Tax Distributions made with respect to the Class A Common Units shall be the same for every Class A Common Unit and shall be equal to the highest amount that any holder of Class A Common Units would otherwise be entitled to receive on a per Unit basis under this Section 4.1. If the Manager determines there are insufficient funds available to pay the Tax Distributions in full, then Tax Distributions shall be made to each holder of Class A Common Units on a pro rata basis, with each Class A Common Unit receiving the same amount on a per Unit basis. Tax Distributions shall be made with respect to each holder of Class B Common Units under the same principles as set forth above for Class A Common Units, except that the amount distributed with respect to each Class B Common Unit shall be based on the amount of taxable income allocated with respect to such Unit, with no requirement that the amounts distributed with respect to each Class B Common Unit be equal to amounts distributed for other Class B Common Units. If the Manager determines there are insufficient funds available to pay Tax Distributions in full, Tax Distributions shall be made to each holder of Class B Common Units on a pro rata basis in proportion to the amount otherwise distributable to such holder with respect to such Class B Common Units. Any cash available for Tax Distributions shall be initially apportioned between (i) the Class A Common Units and (ii) the Class B Common Units in proportion to the aggregate amounts otherwise distributable to each class of Units as Tax Distributions. To the extent that any Unitholders have not received Tax Distributions in full under this Section 4.1, such unpaid amounts shall carryforward and shall be distributed in future periods as Tax Distributions under this Section. Tax Distributions shall be treated as advances of any amounts Unitholders are entitled to receive pursuant to Section 4.1(b). For the avoidance of doubt, unless the Manager specifies that a distribution is not a Tax Distribution pursuant to this Section 4.1(a), each Distribution with respect to a Unit shall be treated as a Tax Distribution.

(b) Other Distributions. Except as otherwise set forth in Section 4.1(a), the Manager may (but shall not be obligated to) make Distributions at such time, in such amounts and in such form (including in-kind property) as determined by the Manager in its sole discretion, in each case to the holders of Participating Units immediately prior to such Distribution as follows: (A) with respect to each Class A Common Unit, an amount equal to the amount determined by dividing the Grossed-Up Amount by the number of Participating Units

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and (B) with respect to each Participating Class B Common Unit, an amount equal to the excess of (I) the amount determined by dividing the Grossed-Up Amount by the number of Participating Units over (II) the Participation Threshold with respect to such Participating Class B Common Unit.

Notwithstanding the foregoing, (A) the portion of any Distribution (other than a Tax Distribution) that would otherwise be made with respect to any Unvested Class B Common Unit shall not be distributed with respect to such Unvested Class B Common Unit and shall instead be retained, (B) in the event that such Unvested Class B Common Unit subsequently vests, then all Distributions pursuant to Section 4.1(b) made following the vesting of such Unit shall be made such that, on a cumulative basis, the Distributions with respect to such Unit under such clauses equal the Distributions that would have been made with respect to such Unit under such clauses if it had been a Vested Class B Common Unit beginning on the date of its original issue, and (C) if such Unvested Class B Common Unit is repurchased or forfeited (or otherwise becomes incapable of vesting) then such Unvested Class B Common Unit shall not be entitled to receive or retain any Distributions other than (I) any Tax Distributions that have been made with respect to such Unvested Class B Common Unit and (II) the amount, if any, paid or payable to repurchase such Unvested Class B Common Unit.

Section 4.2 Allocations. Profits or Losses for any Fiscal Year shall be allocated among the Unitholders in such a manner as to reduce or eliminate, to the extent possible, any difference, as of the end of such Fiscal Year, between (a) the sum of (i) the Capital Account of each Unitholder, (ii) such Unitholder’s share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)) and (iii) such Unitholder’s partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(2)) and (b) the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under this Agreement and the Delaware Act, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their Book Value and (ii) distribute the proceeds of such liquidation pursuant to Section 10.2. For purposes of allocating Profits and Losses pursuant to this Section 4.2, (and Section 4.3 and Section 4.4, to the extent applicable), all outstanding Class B Common Units shall be treated as vested; provided that, in the event that a Unitholder’s Unvested Class B Common Units are forfeited or repurchased, Forfeiture Allocations as described in Section 4.3(f) may, in the discretion of the Manager, be made.

Section 4.3 Special Allocations.

(a) Minimum Gain Chargeback. Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(2)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Unitholders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

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(b) Unitholder Nonrecourse Debt Minimum Chargeback. Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated to each holder of Class A Common Units ratably among such Unitholders based upon their ownership of Class A Common Units. Except as otherwise provided in Section 4.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Unitholder shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 4.3(b) is intended to be a Minimum Gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c) Qualified Income Offset. If any Unitholder that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Section 4.3(a) and Section 4.3(b), but before the application of any other provision of this Article IV, then Profits for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 4.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) Allocation of Certain Profits and Losses. Profits and Losses described in Section 3.6(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

(e) Regulatory Allocations. The allocations set forth in Sections 4.3(a)-(d) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Unitholders intend to allocate Profit and Loss of the Company or make the Company distributions. Accordingly, notwithstanding the other provisions of this Article IV, but subject to the Regulatory Allocations, income, gain, deduction, and loss shall be reallocated among the Unitholders so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Unitholders to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Unitholders anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Unitholders so that the net amount of the Regulatory Allocations and such special allocations to each such Unitholder is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership Minimum Gain, or in partner nonrecourse debt Minimum Gain, and application of the Minimum Gain chargeback requirements set forth in Section 4.3(a) or Section 4.3(b) would cause a distortion in the economic arrangement among the Unitholders, the Unitholders may, if they do not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such Minimum Gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such Minimum Gain chargeback requirement.

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(f) The Unitholders acknowledge that allocations like those described in Proposed Treasury Regulations Section 1.704-1(b)(4)(xii)(c) (“Forfeiture Allocations”) may result from the allocations of Profits and Losses provided for in this Agreement. For the avoidance of doubt, the Company is entitled to make Forfeiture Allocations and, once required by applicable final or temporary guidance, allocations of Profits and Losses will be made in accordance with Proposed Treasury Regulations Section 1.704-1(b)(4)(xii)(c) or any successor provision or guidance.

(g) Any item of deduction with respect to a Tax that is offset for a Unitholder under Section 4.6 shall be allocated to the Unitholder in which such payment is to be offset.

Section 4.4 Offsetting Allocations. If, and to the extent that, any Member is deemed to recognize any item of income, gain, deduction or loss as a result of any transaction between such Member and the Company pursuant to Sections 83, 482, or 7872 of the Code or any similar provision now or hereafter in effect, the Manager shall use its commercially reasonable efforts to allocate any corresponding Profit or Loss to the Member who recognizes such item in order to reflect the Members’ economic interest in the Company.

Section 4.5 Tax Allocations.

(a) Allocations Generally. Except as provided in Section 4.5(b) below, for federal, state and local income Tax purposes, each item of income, gain, loss or deduction shall be allocated among the Unitholders in the same manner and in the same proportion that the corresponding book items have been allocated among the Unitholders’ respective Capital Accounts; provided that, if any such allocation is not permitted by the Code or other applicable law, then each subsequent item of income, gains, losses, deductions and credits will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) Code Section 704(c) Allocations. Items of the Company Taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for Tax purposes, be allocated among the Unitholders in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such asset for federal income Tax purposes and its initial Book Value. Such allocations shall be made using a reasonable method specified in Treasury Regulations Section 1.704-3. In addition, if the Book Value of any the Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), then subsequent allocations of items of Taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income Tax purposes and its Book Value in the same manner as under Code Section 704(c). Notwithstanding the foregoing, the Manager shall determine all allocations pursuant to this Section 4.5(b) using the “traditional method” as described under Treasury Regulation Section 1.704-3.

(c) Section 754 Election. The Company has made an election under Section 754 of the Code for its Taxable Year beginning 2014, and the Manager may cause the Company to make a “protective” election under Section 754 of the Code for its Taxable Year beginning as of the date of this Agreement, in each case, to adjust the basis of the Company

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property as permitted and provided in Sections 734 and 743 of the Code. Such election shall be effective solely for federal (and, if applicable, state and local) income Tax purposes and shall not result in any adjustment to the Book Value of any the Company asset or to the Member’s Capital Accounts (except as provided in Treasury Regulations Section 1.704- 1(b)(2)(iv)(m)).

(d) Allocation of Tax Credits, Tax Credit Recapture, Etc. Allocations of Tax credits, Tax credit recapture, and any items related thereto shall be allocated to the Unitholders according to their interests in such items as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii) and (viii).

(e) Effect of Allocations. Allocations pursuant to this Section 4.5 are solely for purposes of federal, state and local Taxes and shall not affect, or in any way be taken into account in computing, any Unitholder’s Capital Account or share of Profits, Losses, Distributions (other than Tax Distributions) or other items pursuant to any provision of this Agreement.

Section 4.6 Indemnification and Reimbursement for Payments on Behalf of a Unitholder. Except as otherwise provided in Section 6.1, if the Company is required by law to make any payment to a Governmental Entity that is specifically attributable to a Unitholder or a Unitholder’s status as such (including federal withholding Taxes, state personal property Taxes, and state unincorporated business Taxes), then such Unitholder shall indemnify and contribute to the Company in full for the entire amount paid (including interest, penalties and related expenses). The Manager may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company under this Section 4.6 or with respect to any other amounts owed by the Unitholder to the Company or any of its Subsidiaries. A Unitholder’s obligation to indemnify and make contributions to the Company under this Section 4.6 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 4.6, the Company shall be treated as continuing in existence. The Company may pursue and enforce all rights and remedies it may have against each Unitholder under this Section 4.6, including instituting a lawsuit to collect such indemnification and contribution, with interest calculated at a rate equal to the Base Rate plus three percentage points per annum (but not in excess of the highest rate per annum permitted by law), compounded on the last day of each Fiscal Quarter.

ARTICLE V

MANAGEMENT AND CONTROL OF BUSINESS

Section 5.1 Management.

(a) Except as otherwise specifically provided in this Agreement or the Delaware Act, the business, property and affairs of the Company shall be managed, operated and controlled at the sole, absolute and exclusive direction of the Manager in accordance with the terms of this Agreement. No Members shall have management authority or voting or other rights over, or any other ability to take part in the conduct or control of the business of, the Company. The Manager is hereby designated as a “manager” within the meaning of Section 18-101(10) of the Delaware Act. The Manager is, to the extent of its rights and powers set forth in this

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Agreement, an agent of the Company for the purpose of the Company’s business, and the actions of the Manager taken in accordance with such rights and powers shall bind the Company (and no Member shall have such right). The Manager shall have all necessary powers to carry out the purposes, business and objectives of the Company. The Manager may delegate in its discretion the authority to sign agreements and other documents and take other actions on behalf of the Company to any Person (including any Member, officer or employee of the Company) to enter into and perform any document on behalf of the Company.

(b) Without limiting Section 5.1(a), the Manager shall have the sole power and authority to effect any of the following by the Company or any of its Subsidiaries in one or a series of related transaction, in each case without the vote, consent or approval of any Unitholder: (i) any sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company); (ii) any merger, consolidation, reorganization or other combination of the Company with or into another entity, (iii) any acquisition; (iv) any issuance of debt or equity securities; (v) any incurrence of indebtedness; or (vi) any dissolution. Except for any vote, consent or approval of any Unitholder expressly required by this Agreement, if a vote, consent or approval of the Unitholders is required by the Delaware Act or other applicable law with respect to any action to be taken by the Company or matter considered by the Manager, each Unitholder will be deemed to have consented to or approved such action or voted on such matter in accordance with the consent or approval of the Manager on such action or matter.

(c) Carvana Co. Sub may withdraw as the Manager and appoint as its successor at any time upon written notice to the Company (a) any wholly-owned Subsidiary of Carvana Co., (b) any Person of which Carvana Co. is a wholly-owned Subsidiary, (c) any Person into which Carvana Co. is merged or consolidated or (d) any transferee of all or substantially all of the assets of Carvana Co., which withdrawal and replacement shall be effective upon the delivery of such notice. No appointment of a Person other than Carvana Co. Sub (or its successor, as the case may be) as Manager shall be effective unless Carvana Co. Sub (or its successor, as the case may be) and the new Manager provide all Members with contractual rights, directly enforceable by such Members against the new Manager, to cause the new Manager to comply with all of the Manager’s obligations under this Agreement.

Section 5.2 Investment Company Act. The Manager shall use reasonable best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

Section 5.3 Officers.

(a) Officers. Unless determined otherwise by the Manager, the officers of the Company shall be a Chief Executive Officer, a Treasurer and a Secretary and each other officer of Carvana Co. shall also be an officer of the Company, with the same title. All officers shall be appointed by the Manager (or by the Chief Executive Officer to the extent the Manager delegates such authority to the Chief Executive Officer) and shall hold office until their successors are appointed by the Manager (or by the Chief Executive Officer to the extent the Manager delegates such authority to the Chief Executive Officer). Two or more offices may be held by the same

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individual. The officers of the Company may be removed by the Manager (or by the Chief Executive Officer to the extent the Manager delegates such authority to the Chief Executive Officer) at any time for any reason or no reason.

(b) Other Officers and Agents. The Manager may appoint such other officers and agents as it may deem necessary or advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Manager.

(c) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Company and shall have the general powers and duties of supervision and management usually vested in the office of a chief executive officer of a company. He or she shall preside at all meetings of Members if present thereat.

(d) Treasurer. The Treasurer shall have the custody of Company funds and securities and shall keep full and accurate account of receipts and disbursements. He or she shall deposit all moneys and other valuables in the name and to the credit of the Company in such depositaries as may be designated by the Manager or the Chief Executive Officer. The Treasurer shall disburse the funds of the Company as may be ordered by the Manager or the Chief Executive Officer, taking proper vouchers for such disbursements. He or she shall render to the Manager and the Chief Executive Officer whenever either of them may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Manager, the Treasurer shall give the Company a bond for the faithful discharge of his or her duties in such amount and with such surety as the Manager shall prescribe.

(e) Secretary. The Secretary shall give, or cause to be given, notice of all meetings of Members and all other notices required by applicable law or by this Agreement, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chief Executive Officer, or by the Manager. He or she shall record all the proceedings of the meetings of the Company, and shall perform such other duties as may be assigned to him or her by the Manager or by the Chief Executive Officer.

(f) Other Officers. Other officers, if any, shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Manager or by the Chief Executive Officer.

Section 5.4 Competition and Corporate Opportunities.

(a) Management Investors. Unless the Manager otherwise agrees in writing (e.g., in an Equity Agreement), each Management Investor, for so long as such Management Investor is employed by the Company or its Subsidiaries, shall, and shall cause each of such Person’s Affiliates to, bring all investment or business opportunities to the Company of which such Management Investor becomes aware and which are, or may be, (y) within the scope and investment objectives related to the Business, or (z) otherwise competitive with the Business.

(b) Investor Members. To the fullest extent permitted by applicable law and notwithstanding any duty otherwise existing at law or in equity, in furtherance (and not in limitation) of the elimination of fiduciary duties set forth in Section 5.5(a) below, no Investor

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Member shall have any duty (including any fiduciary duty) to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company or any of its Affiliates, and no Investor Member shall be liable to the Company, its Unitholders or any other Person bound by this Agreement (for breach of any fiduciary duty or otherwise) solely by reason of any such activities of such Investor Member or its Affiliates. To the fullest extent permitted by applicable law, the Company, on behalf of itself and its Affiliates, renounces any interest or expectancy of the Company and its Affiliates in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any Investor Member or its Affiliates, even if the opportunity is one that the Company or its Affiliates might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so. Each Investor Member shall have no duty to communicate or offer such business opportunity to the Company or its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Company, any of its Affiliates or its Unitholders or any other Person bound by this Agreement (for breach of any fiduciary or other duty or otherwise), solely by reason of the fact that an Investor Member or one of its Affiliates pursues or acquires such business opportunity, sells, assigns, transfers or directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or any of its Affiliates. Notwithstanding anything to the contrary in this Section 5.4, the Company does not renounce any interest or expectancy it may have in any business opportunity that is expressly offered to any Investor Member solely in his or her capacity as a manager or officer of the Company or any of its Affiliates.

(c) Other Limitations. In addition to and notwithstanding the foregoing provisions of this Section 5.4, a corporate opportunity shall not be deemed to belong to the Company if it is a business opportunity the Company is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Company’s business or is of no practical advantage to it or that is one in which the Company has no interest or reasonable expectancy.

(d) Other Agreements. This Section 5.4 shall not in any way affect, limit or modify any liabilities, obligations, duties or responsibilities of any Person under any employment agreement, consulting agreement, confidentiality agreement, non-compete agreement, non-solicit agreement or any similar agreement with the Company or any of its Subsidiaries.

Section 5.5 Fiduciary Duties.

(a) Members and Unitholders. To the fullest extent permitted by law and notwithstanding any duty otherwise existing at law or in equity, no Member or Unitholder, solely in its capacity as such, shall owe any fiduciary duty to the Company, the Manager, any Member, any Unitholder or any other Person bound by this Agreement, provided that the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. Nothing in this Section 5.5(a) shall limit the liabilities, duties or obligations of any Member, Management Investor or Unitholder acting in his or her capacity as an officer or manager pursuant to any other provision of this Agreement.

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(b) Manager and Officers. Notwithstanding Section 5.4 above or any other provision to the contrary in this Agreement, except as set forth in Section 5.5(c), (i) the Manager shall, in its capacity as Manager, and not in any other capacity, have the same fiduciary duties to the Company and the Unitholders and Members as a member of the board of directors of a Delaware corporation; and (ii) each officer of the Company shall, in his or her capacity as such, and not in any other capacity, have the same fiduciary duties to the Company and the Unitholders and Members as an officer of a Delaware corporation. For the avoidance of doubt, the fiduciary duties described in clause (i) above shall not be limited by the fact that the Manager shall be permitted to take certain actions in its sole or reasonable discretion pursuant to the terms of this Agreement or any agreement entered into in connection herewith.

(c) Manager Conflicts. The parties hereto acknowledge that the Manager will act through its managing member, Carvana Co., and that the members of Carvana Co.’s board of directors will owe fiduciary duties to Carvana Co. and its stockholders. The Manager will use commercially reasonable and appropriate efforts and means, as determined in good faith by the Manager, to minimize any conflict of interest between the Members, on the one hand, and the stockholders of Carvana Co., on the other hand, and to effectuate any transaction that involves or affects any of the Company, the Manager, the Members and/or the stockholders of Carvana Co. in a manner that does not (i) disadvantage the Members of their interests relative to the stockholders of Carvana Co. or (ii) advantage the stockholders of Carvana Co. relative to the Members or (iii) treat the Members and the stockholders of Carvana Co. differently; provided that in the event of a conflict between the interests of the stockholders of Carvana Co. and the interests of the Members, such Members agree that the Manager shall discharge its fiduciary duties to such Members by acting in the best interests of Carvana Co.’s stockholders.

(d) Waiver. Any duties and liabilities set forth in this Agreement shall replace those existing at law or in equity and each of the Company, each Member and Unitholder and any other Person bound by this Agreement hereby, to the fullest extent permitted by applicable law, including Section 18-1101(e) of the Delaware Act, waives the right to make any claim, bring any action or seek any recovery based on any duties or liabilities existing at law or in equity other than any such duties and liabilities set forth in this Agreement.

(e) Survival. The provisions of this Section 5.5 shall survive any amendment, repeal or termination of this Agreement.

Section 5.6 Confidentiality.

(a) Each Unitholder recognizes and acknowledges that it has and may in the future receive certain confidential and proprietary information and trade secrets of the Company and its Subsidiaries (including their predecessors), (collectively, the “Confidential Information”) including Confidential Information of the Company and its Subsidiaries (and their predecessors, if any) regarding identifiable, specific and discrete business opportunities being pursued by the Company or its Subsidiaries. Except as otherwise consented to by the Manager in writing and subject to Section 5.5 and Section 5.6(c), each Unitholder (on behalf of itself and, to the extent that such Unitholder would be responsible for the acts of the following Persons under principles of agency law, its managers, directors, officers, shareholders, partners, employees, agents and members) agrees that it will not, during or after the term of this Agreement, whether directly or indirectly through an Affiliate or otherwise, take commercial or proprietary advantage of or profit from any Confidential Information or disclose Confidential Information to any Person for

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any reason or purpose whatsoever, except (i) to authorized directors, officers, representatives, agents and employees of the Company or its Subsidiaries and as otherwise may be proper in the course of performing such Unitholder’s obligations, or enforcing such Unitholder’s rights, under this Agreement and the agreements expressly contemplated hereby, or (ii) as is required to be disclosed by order of a court of competent jurisdiction, administrative body or governmental body, or by subpoena, summons or legal process, or by law, rule or regulation, provided that the Unitholder required to make such disclosure pursuant to clause (ii) above shall provide to the Company prompt written notice of such disclosure to enable the Company to seek an appropriate protective order or confidential treatment with respect to the Confidential Information required to be disclosed and such disclosed Person shall use commercially reasonable efforts to obtain, at the request of the Company, an order or other assurance that confidential treatment shall be accorded to such portion of the Confidential Information required to be disclosed as the Company shall designate. For purposes of this Section 5.6, the term “Confidential Information” shall not include any information of which (x) such Person learns from a source other than the Company or its Subsidiaries, or any of their respective representatives, employees, agents or other service providers, and in each case who is not known by such Person to be bound by a confidentiality obligation to the Company or any of its Subsidiaries, or (y) at the time of disclosure or thereafter becomes generally available to the public other than as a result of disclosure directly or indirectly by such Person or any of such Person’s Affiliates, employees or representatives. Nothing in this Section 5.6 shall in any way limit or otherwise modify any confidentiality covenants entered into by the Management Investors pursuant to any other agreement entered into with the Company or any of its Subsidiaries. Notwithstanding the foregoing, Carvana Co. may disclose any Confidential Information pursuant to any disclosure obligation under any applicable law or stock exchange rule with no obligation to provide written notice to the Company or any Member to whom such Confidential Information relates.

(b) 18 U.S.C. § 1833(b) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, Management Investors have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. Management Investors also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

(c) Each Management Investor acknowledges and agrees that the individual ownership of Units by each of the Management Investors is sensitive and Confidential Information and that information regarding the individual ownership of the Company by Management Investors relates to such Person’s compensation as an employee of the Company or one or more of its Subsidiaries. Therefore, notwithstanding anything in this Agreement to the contrary, in no event shall any Management Investor have the right, and each Management Investor hereby waives any right, whether by contract or under applicable law, to the fullest

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extent of the law, to have access to or receive any information with respect to what Equity Securities are, or have been, issued to or held by any other Management Investor, including the Unit Ownership Ledger. In no event shall any Management Investor request, or be entitled to receive, any such information (including the Unit Ownership Ledger and any other books and records with respect to ownership of the Equity Securities of the Company); provided that nothing in this Section 5.6(c) shall prohibit any Management Investor from receiving a capitalization schedule showing (i) the aggregate number of each class and type of Equity Securities held by the Management Investors and other advisors of the Company and its Subsidiaries collectively as a group, (ii) the aggregate number of Class B Common Units outstanding and the Participation Thresholds with respect to such outstanding Class B Common Units, (iii) the aggregate number of each class and type of Equity Securities outstanding as of any particular date and (iv) the number and type of Equity Securities held by such Management Investor and such Management Investor’s Permitted Transferees. Nothing in this Section 5.6(c) shall restrict any Person’s express right to receive information pursuant to any contract with the Company or any of its Subsidiaries, regardless of whether such Person is also a Management Investor.

ARTICLE VI

EXCULPATION AND INDEMNIFICATION

Section 6.1 Exculpation.

(a) Actions in Capacity as a Member or Unitholder. To the fullest extent permitted by applicable law, and except as otherwise expressly provided herein, no Member, Unitholder (other than (i) any Management Investor in his or her capacity as an officer, employee or service provider of Carvana Co., the Company or any of their Subsidiaries, or (ii) the Manager, acting in its capacity as such) or its respective Indemnitees shall be liable to the Company, any Member, any Unitholder or any other Person bound by this Agreement as a result of or arising out any action of or omission by such Member or Unitholder solely in its capacity as a Member or Unitholder, except to the extent such Obligations arise out of such Member’s (1) material breach of this Agreement or any other Transaction Document or (2) bad faith violation of the implied contractual covenant of good faith and fair dealing, in each case as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected).

(b) Other Actions. To the fullest extent permitted by applicable law, and except as otherwise expressly provided herein, including Section 6.1(a), no Indemnitee shall be liable to the Company, any Member, any Unitholder or any other Person bound by this Agreement as a result of or arising out of the activities of the Indemnitee on behalf of the Company to the extent within the scope of the authority reasonably believed by such Indemnitee to be conferred on such Indemnitee, except to the extent such Indemnitee would not be entitled to exculpation or indemnification pursuant to the articles of incorporation and bylaws of Carvana Co. (as the same may be amended from time to time).

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Section 6.2 Indemnification. To the fullest extent permitted by applicable law, each of (a) the Manager and its managing member Carvana Co., (b) the Unitholders and Members and their respective Affiliates, (c) the stockholders, members, managers, directors, officers, partners, employees and agents of the Unitholders, Members and their respective Affiliates, and (c) the officers and directors of Carvana Co., the Manager, the Company and each of their Subsidiaries (each, an “Indemnitee”) shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative (collectively, “Obligations”), which at any time may be imposed on, incurred by, or asserted against, the Indemnitee as a result of or arising out of this Agreement, Carvana Co., the Company, their respective assets, businesses or affairs, or the activities of the Indemnitee on behalf of Carvana Co., the Company or any of their Subsidiaries to the extent within the scope of the authority reasonably believed to be conferred on such Indemnitee; provided, however, that, to the extent such Indemnitee is not entitled to exculpation with respect to such Obligations pursuant to Section 6.1(a), the Indemnitee shall not be entitled to indemnification for any such Obligations to the extent such Indemnitee would not be entitled to exculpation or indemnification pursuant to the articles of incorporation and bylaws of Carvana Co. (as the same may be amended from time to time); provided further, that, to the extent such Indemnitee is entitled to exculpation with respect to such Obligations pursuant to Section 6.1(a), the Indemnitee shall not be entitled to indemnification for any such Obligations to the extent they arise out of such Indemnitee’s (1) material breach of this Agreement or any other Transaction Document or (2) bad faith violation of the implied contractual covenant of good faith and fair dealing. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee was not entitled to indemnification hereunder. Any indemnification pursuant to this Section 6.1(b) shall be made only out of the assets of the Company and no Member shall have any personal liability on account thereof.

Section 6.3 Expenses. Expenses (including reasonable legal fees and expenses) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding described in Section 6.1(b) shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as provided in Section 6.1(b); provided that such undertaking shall be unsecured and interest free and shall be accepted without regard to an Indemnitee’s ability to repay amounts advanced and without regard to an Indemnitee’s entitlement to indemnification.

Section 6.4 Non-Exclusivity; Savings Clause. The indemnification and advancement of expenses set forth in Section 6.1(b) and Section 6.3 shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other agreement, policy of insurance or otherwise. The indemnification and advancement of expenses set forth in Section 6.1(b) and Section 6.3 shall continue as to an Indemnitee who has ceased to be a named Indemnitee and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of such a Person. If Section 6.1, Section 6.2 or Section 6.3 or any portion hereof shall be invalidated on any ground by any court

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of competent jurisdiction, then the Company shall nevertheless exculpate, indemnify and advance expenses each Indemnitee to the fullest extent permitted by any applicable portion of such sections not so invalidated and to the fullest extent permitted by applicable law. The exculpation, indemnification and advancement of expenses provisions set forth in Section 6.1, Section 6.2 and Section 6.3 shall be deemed to be a contract between the Company and each of the persons constituting Indemnitees at any time while such provisions remain in effect, whether or not such Person continues to serve in such capacity and whether or not such Person is a party hereto. In addition, neither Section 6.1, Section 6.2 nor Section 6.3 may be retroactively amended to adversely affect the rights of any Indemnitee arising in connection with any acts, omissions, facts or circumstances occurring prior to such amendment.

Section 6.5 Insurance. The Company may purchase and maintain insurance on behalf of the Indemnitees against any liability asserted against them and incurred by them in such capacity, or arising out of their status as Indemnitees, whether or not the Company would have the power to indemnify them against such liability under this Section 6.5.

ARTICLE VII

ACCOUNTING AND RECORDS; TAX MATTERS

Section 7.1 Accounting and Records. The books and records of the Company shall be made and maintained, and the financial position and the results of its operations recorded, at the expense of the Company, in accordance with such method of accounting as is determined by the Manager. The books and records of the Company shall reflect all Company transactions and shall be made and maintained in a manner that is appropriate and adequate for the Company’s business.

Section 7.2 Preparation of Tax Returns. The Company shall arrange for the preparation and timely filing of all Tax returns required to be filed by the Company, including making the elections described in Section 7.3. Each Unitholder shall furnish to the Company all pertinent information in its possession relating to the Company’s operations that is necessary to enable the Company’s income Tax returns to be prepared and filed.

Section 7.3 Tax Elections. The Taxable Year shall be the Fiscal Year unless the Manager shall determine otherwise. The Manager shall determine whether to make or revoke any available election pursuant to the Code. Each Unitholder will upon request supply any information necessary to give proper effect to such election.

Section 7.4 Tax Controversies.

(a) The Manager shall be the Tax Matters Partner (to the extent applicable for taxable years beginning before January 1, 2018) and the “partnership representative” (or “PR”) of the Company for purposes of the Partnership Tax Audit Rules, and, as such, (i) shall be authorized to designate any other Person selected by the Manager as the partnership representative and (ii) shall be authorized and required to represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by Tax authorities, including resulting administrative and judicial proceedings, and to expend the

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Company’s funds for professional services and reasonably incurred in connection therewith. Each Unitholder agrees to reasonably cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings.

(b) In the event of an audit by the Internal Revenue Service, unless otherwise approved by all of the Members, the PR shall make on a timely basis, to the extent permissible under applicable Law, the election provided by Section 6226(a) of the Partnership Tax Audit Rules to treat a “partnership adjustment” as an adjustment to be taken into account by each Member in accordance with Section 6226(b) of the Partnership Tax Audit Rules. If the election under Section 6226(a) of the of the Partnership Tax Audit Rules is made, the PR shall furnish to each Member for the year under audit a statement reflecting the Member’s share of the adjusted items as determined in the notice of final partnership adjustment, and each such Member shall take such adjustment into account as required under Section 6226(b) of the Partnership Tax Audit Rules and shall be liable for any related tax, interest, penalty, addition to tax, or additional amounts.

(c) In the event of an audit by the Internal Revenue Service, if the PR does not make the election provided by Section 6226(a) of the Partnership Tax Audit Rules as noted above, the PR shall allocate the burden of any taxes (including, for the avoidance of doubt, any “imputed underpayment” within the meaning of Section 6225 of the Partnership Tax Audit Rules), penalties, interest and related expenses imposed on the Company pursuant to the Partnership Tax Audit Rules among the Members to whom such amounts are attributable (whether as a result of their status, actions, inactions or otherwise), as reasonably determined by the PR and each Member shall promptly reimburse the Company in full for the entire amount the PR determines to be attributable to such Member; provided that the Company will also be allowed to recover any amount due from such Member pursuant to this sentence from any distribution otherwise payable to such Member pursuant to this Agreement. Solely for purposes of determining the current Member(s) to which any taxes or other amounts are attributable under this provision, references to any Member in this Section 7.4(c) shall include a reference to each Person that previously held the Units currently held by such Member (but only to the extent of such Person’s interest in such Units).

(d) The PR is authorized to, and shall follow principles (to the extent available) similar to those set forth in Section 7.4(b) and Section 7.4(c) with respect to any audits by state, local, or foreign tax authorities and any tax liabilities that result therefrom.

Section 7.5 Code §83 Safe Harbor Election.

(a) By executing this Agreement, each Unitholder authorizes and directs the Company to elect to have the “Safe Harbor” described in the proposed Revenue Procedure set forth in the Internal Revenue Service Notice 2005-43 (the “IRS Notice”) or in any successor, guidance or provision apply to any interest in the Company transferred to a service provider by the Company on or after the effective date of such Revenue Procedure in connection with services provided to the Company. For purposes of making such Safe Harbor election, the Tax Matters Partner is hereby designated as the “partner who has responsibility for federal income Tax reporting” by the Company and, accordingly, that execution of such Safe Harbor election by

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the Tax Matters Partner constitutes execution of a “Safe Harbor Election” in accordance with Section 3.03(1) of the IRS Notice. Each Unitholder hereby agrees to comply with all requirements of the Safe Harbor described in the IRS Notice, including, the requirement that each Unitholder shall prepare and file all federal income Tax returns reporting the income Tax effects of each Unit issued by the Company that qualifies for the Safe Harbor in a manner consistent with the requirements of the IRS Notice.

(b) Any Unitholder or former Unitholder that fails to comply with requirements set forth in Section 7.5(a) shall indemnify and hold harmless the Company and each adversely affected Unitholder and former Unitholder from and against any and all losses, liabilities, Taxes, damages, judgments, fines, costs, penalties, amounts paid in settlement and reasonable out-of-pocket costs and expenses incurred in connection therewith (including, costs and expenses of suits and proceedings, and reasonable fees and disbursements of counsel), in each case resulting from such Unitholder’s or former Unitholder’s failure to comply with such requirements. The Manager may offset Distributions to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company and any other Person under this Section 7.5(b) (and any amount so offset with respect to such Person’s obligation to indemnify a Person other than the Company shall be paid over to such other Person by the Company). A Unitholder’s obligations to comply with the requirements of Section 7.5(a) and to indemnify the Company and any Unitholder or former Unitholder under this Section 7.5(b) shall survive such Unitholder’s ceasing to be a Unitholder of the Company and/or the termination, dissolution, liquidation and winding up of the Company, and, for purposes of this Section 7.5, the Company shall be treated as continuing in existence. The Company and any Unitholder or former Unitholder may pursue and enforce all rights and remedies it may have against each Unitholder or former Unitholder under this Section 7.5(b), including (i) instituting a lawsuit to collect such indemnification and contribution, with interest calculated at a rate equal to the Base Rate plus three percentage points per annum (but not in excess of the highest rate per annum permitted by law), compounded on the last day of each Fiscal Quarter and (ii) specific performance and/or immediate injunctive or other equitable relief from any court of competent jurisdiction (without the necessity of showing actual money damages, or posting any bond or other security) in order to enforce or prevent any violation of the provisions of Section 7.5(a).

(c) Each Unitholder authorizes the Manager to amend paragraphs (a) and (b) of this Section 7.5 to the extent necessary to achieve substantially the same Tax treatment with respect to any interest in the Company Transferred to a service provider by the Company in connection with services provided to the Company as set forth in Section 4 of the IRS Notice (e.g., to reflect changes from the rules set forth in the IRS Notice in subsequent Internal Revenue Service guidance); provided that such amendment is not materially adverse to any Unitholder (as compared with the after-Tax consequences that would result if the provisions of the IRS Notice applied to all interests in the Company Transferred to a service provider by the Company in connection with services provided to the Company).

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ARTICLE VIII

TRANSFER OF UNITS; ADMISSION OF NEW MEMBERS

Section 8.1 Transfer of Common Units. Other than as provided for below in this Section 8.1 or in Section 8.2, no Member may sell, assign, transfer, grant a participation in, pledge, hypothecate, encumber or otherwise dispose of (such transaction being herein collectively called a “Transfer”) all or any portion of its Common Units except with the approval of the Manager, which may be granted or withheld in its sole discretion. Without the approval of the Manager (but otherwise in compliance with Section 8.1 and Section 8.2), a Member may, at any time, (a) Transfer any portion of such Member’s Common Units pursuant to the Exchange Agreement, and (b) Transfer any portion of such Member’s Common Units to a Permitted Transferee of such Member. Any Transfer of Class A Common Units to a Permitted Transferee of such Member by a Member which also holds Class B Common Stock must be accompanied by the transfer of a corresponding number of shares of Class B Common Stock (determined based upon the Exchange Rate then in effect) to such Permitted Transferee. Any purported Transfer of all or a portion of a Member’s Common Units not complying with this Section 8.1 shall be void ab initio and shall not create any obligation on the part of the Company or the other Members to recognize that purported Transfer or to recognize the Person to which the Transfer purportedly was made as a Member. A Person acquiring a Member’s Common Units pursuant to this Section 8.1 shall not be admitted as a substituted or Additional Member except in accordance with the requirements of Section 8.3, but such Person shall, to the extent of the Common Units transferred to it, be entitled to such Member’s (i) share of Distributions, (ii) share of Profits and Losses and (iii) Capital Account in accordance with Section 3.6. Notwithstanding anything in this Section 8.1 or elsewhere in this Agreement to the contrary, if a Member Transfers all or any portion of its Common Units after the designation of a record date and declaration of a Distribution pursuant to Section 4.1 and before the payment date of such distribution, the transferring Member (and not the Person acquiring all or any portion of its Common Units) shall be entitled to receive such Distribution in respect of such transferred Common Units.

Section 8.2 Transfer of Carvana Co. Sub’s Interest. Carvana Co. Sub may not Transfer all or any portion of its Class A Common Units at any time, except to (a) the Company, (b) any wholly-owned Subsidiary of Carvana Co. Sub or Carvana Co., (c) any Person of which Carvana Co. Sub or Carvana Co. is a wholly-owned Subsidiary, (d) any Person into which Carvana Co. Sub or Carvana Co. is merged or consolidated, (e) Ernest C. Garcia, II, pursuant to that certain Transfer Agreement, dated on or about the date hereof, by and among Ernest C. Garcia, II, the Company, Carvana Co. Sub, Carvana, LLC, an Arizona limited liability company, and Carvana Co. or (f) any transferee of all or substantially all of the assets of Carvana Co. Sub or Carvana Co.

Section 8.3 Recognition of Transfer; Substituted and Additional Members.

(a) No direct or indirect Transfer of all or any portion of a Member’s Common Units may be made, and no purchaser, assignee, transferee or other recipient of all or any part of such Common Units shall be admitted to the Company as a substituted or Additional Member hereunder, unless:

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(i) the provisions of Section 8.1 or in Section 8.2, as applicable, shall have been complied with;

(ii) in the case of a proposed substituted or Additional Member that is (A) a competitor or potential competitor of Carvana Co. or the Company or their respective Subsidiaries, (B) a Person with whom Carvana Co. or the Company or their respective Subsidiaries has had or is expected to have a material commercial or financial relationship or (C) likely to subject Carvana Co. or the Company or their respective Subsidiaries to any material legal or regulatory requirement or obligation, or materially increase the burden thereof, in each case as determined by the Manager in its sole discretion, the admission of the purchaser, assignee, transferee or other recipient as a substituted or Additional Member shall have been approved by the Manager;

(iii) the Manager shall have been furnished with the documents effecting such Transfer, in form and substance reasonably satisfactory to the Manager, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee, transferee or other recipient, and the Manager shall have executed (and the Manager hereby agrees to execute) any other documents on behalf of itself and the Members required to effect the Transfer;

(iv) the provisions of Section 8.3(b) shall have been complied with;

(v) the Manager shall be reasonably satisfied that such Transfer will not (A) result in a violation of the Securities Act or any other applicable law; or (B) cause an assignment under the Investment Company Act;

(vi) such Transfer would not cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code or any other association taxable as a corporation for federal income tax purposes and, without limiting the generality of the foregoing, such Transfer shall not be effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof,” as such terms are used in Treas. Reg. § 1.7704-1;

(vii) the Manager shall have received the opinion of counsel, if any, required by Section 8.3(c) in connection with such Transfer; and

(viii) all necessary instruments reflecting such Transfer and/or admission shall have been filed in each jurisdiction in which such filing is necessary in order to qualify the Company to conduct business or to preserve the limited liability of the Members.

(b) Each Substituted Member and Additional Member shall be bound by all of the provisions of this Agreement. Each Substituted Member and Additional Member, as a condition to its admission as a Member, shall execute and acknowledge such instruments (including a counterpart of this Agreement and the Exchange Agreement or a joinder agreement in customary form), in form and substance reasonably satisfactory to the Manager, as the Manager reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of such substituted or Additional Member to be bound by all the terms and provisions of this Agreement with respect to the Common Units acquired by such substituted or

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Additional Member. The admission of a substituted or Additional Member shall not require the consent of any Member (but shall require the consent of the Manager, if and to the extent such consent of the Manager is expressly required by this Article VIII). As promptly as practicable after the admission of a substituted or Additional Member, the Unit Ownership Ledger and other books and records of the Company and Exhibit A shall be changed to reflect such admission.

(c) As a further condition to any Transfer of all or any part of a Member’s Common Units, the Manager may, in its discretion, require a written opinion of counsel to the transferring Member reasonably satisfactory to the Manager, obtained at the sole expense of the transferring Member, reasonably satisfactory in form and substance to the Manager, as to such matters as are customary and appropriate in transactions of this type, including, without limitation (or, in the case of any Transfer made to a Permitted Transferee, limited to an opinion) to the effect that such Transfer will not result in a violation of the registration or other requirements of the Securities Act or any other federal or state securities laws. No such opinion, however, shall be required in connection with a Transfer made pursuant to the Exchange Agreement.

Section 8.4 Expense of Transfer; Indemnification. All reasonable costs and expenses incurred by the Manager and the Company in connection with any Transfer of a Member’s Common Units, including any filing and recording costs and the reasonable fees and disbursements of counsel for the Company, shall be paid by the transferring Member. In addition, the transferring Member hereby indemnifies the Manager and the Company against any losses, claims, damages or liabilities to which the Manager, the Company, or any of their Affiliates may become subject arising out of or based upon any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such transferring Member or such transferee in connection with such Transfer.

Section 8.5 Exchange Agreement. In connection with any Transfer of any portion of a Member’s Common Units pursuant to the Exchange Agreement, the Manager shall cause the Company to take any action as may be required under the Exchange Agreement or requested by any party thereto to effect such Transfer promptly.

Section 8.6 Change of Control Transactions. In the event (i) Carvana Co. enters into an agreement to consummate a Change of Control transaction (as defined in the Exchange Agreement) or (ii) any Person commences a tender offer or exchange offer for any of the outstanding shares of Carvana Co.’s stock, Carvana Co. will take all reasonable actions in order to effect any Change of Control Exchange as defined in the Exchange Agreement.

Section 8.7 Divorce/Separation of Unitholder. If required by the Manager, each Member or Unitholder who is an individual shall, at the time of his or her execution of this Agreement or, if any such Person is currently unmarried, at such later time as such Person becomes married or is later required by Manager, cause his or her spouse to execute and deliver to the Company a Consent and Agreement of Spouse in the form attached hereto. If any Member who is an individual (for purposes of this Section 8.7, a “Separated Member”) and his or her spouse (for purposes of this Section 8.7, a “Former Spouse”) become legally separated or divorced and a court or any property settlement or other agreement awards any Units owned by such Separated Member to such Former Spouse, then in such case, notwithstanding the provisions of, such Units (the “Former Spouse’s Units”) held by such Member shall be dealt with as follows:

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(a) Each Separated Member shall promptly provide the Company with written notice (the “Dissolution Notice”) of (i) the entry of any judicial decree or order resolving the property rights of the Separated Member and the Former Spouse in connection with their marital dissolution or legal separation, or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution, settlement agreement, or other agreement between the Separated Member and the Former Spouse, which provides for the award to the Former Spouse of the Former Spouse’s Units in settlement of any community property or other marital property rights such Former Spouse may have in such Units.

(b) Notwithstanding the making of any such award or agreement with respect to the Former Spouse’s Units, the Former Spouse shall not have any rights of a Member, except the right to receive distributions occurring at the times and equal in amounts to those distributions the Separated Member would otherwise have received in respect of the Former Spouse’s Units.

(c) In the event that there is an award of a Separated Member’s Unvested Class B Common Units to a Former Spouse, such Unvested Class B Common Units shall be forfeited and terminated. In the event there is an award of a Separated Member’s Vested Class B Common Units to a Former Spouse, such Vested Class B Common Units may, at the option of the Company or the Manager, be acquired for an amount equal to fifty percent (50%) of the Fair Market Value of such Vested Units.

ARTICLE IX

WITHDRAWAL AND RESIGNATION OF UNITHOLDERS

Section 9.1 Withdrawal and Resignation of Unitholders. No Unitholder shall have the power or right to withdraw or otherwise resign from the Company prior to the dissolution and winding up of the Company pursuant to Article X, without the prior written consent of the Manager (which consent may be withheld by the Manager in its sole discretion), except as otherwise expressly permitted by this Agreement. Upon a Transfer of all of a Unitholder’s Units in a Transfer permitted by this Agreement, and (if applicable) the Equity Agreements, such Unitholder shall cease to be a Unitholder. Notwithstanding that payment on account of a withdrawal may be made after the effective time of such withdrawal, any completely withdrawing Unitholder will not be considered a Unitholder for any purpose after the effective time of such complete withdrawal, and, in the case of a partial withdrawal, such Unitholder’s Capital Account (and corresponding voting and other rights) shall be reduced for all other purposes hereunder upon the effective time of such partial withdrawal.

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ARTICLE X

DISSOLUTION AND LIQUIDATION

Section 10.1 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members. The Company shall dissolve, and its affairs shall be wound up upon the first of the following to occur:

(a) at the election of the Manager; and

(b) the entry of a decree of judicial dissolution of the Company under Section 33.5 of the Delaware Act or an administrative dissolution under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Article X the Company is intended to have perpetual existence. An Event of Withdrawal shall not cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement.

Section 10.2 Liquidation and Termination. On the dissolution of the Company, the Manager shall act as liquidator or may appoint one or more representatives, Members or other Persons as liquidator(s). The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as the Company’s expense. Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Manager. The steps to be accomplished by the liquidators are as follows:

(a) The liquidators shall pay, satisfy or discharge from the Company’s funds all of the debts, liabilities and obligations of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine).

(b) As promptly as practicable after dissolution, the liquidators shall (i) determine the Fair Market Value (the “Liquidation FMV”) of the Company’s remaining assets (the “Liquidation Assets”) in accordance with Article X hereof, (ii) determine the amounts to be distributed to each Unitholder in accordance with Section 4.1, and (iii) deliver to each Unitholder a statement (the “Liquidation Statement”) setting forth the Liquidation FMV and the amounts and recipients of such Distributions, which Liquidation Statement shall be final and binding on all Unitholders.

(c) As soon as the Liquidation FMV and the proper amounts of Distributions have been determined in accordance with Section 10.2(b) above, the liquidators shall promptly distribute the Company’s Liquidation Assets to the holders of Units in accordance with Section 4.1(b) above. In making such distributions, the liquidators shall allocate each type of Liquidation Assets (i.e., cash or cash equivalents, preferred or common equity securities, etc.) among the Unitholders ratably based upon the aggregate amounts to be distributed with respect to the Units held by each such holder; provided that the liquidators may allocate each type of Liquidation Assets so as to give effect to and take into account the relative priorities of the

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different Units; provided further that, in the event that any securities are part of the Liquidation Assets, each Unitholder that is not an “accredited investor” as such term is defined under the Securities Act may, in the sole discretion of the Manager, receive, and hereby agrees to accept, in lieu of such securities, cash consideration with an equivalent value to such securities as determined by the Manager. Any non-cash Liquidation Assets will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Section 4.2 and Section 4.3. If any Unitholder’s Capital Account is not equal to the amount to be distributed to such Unitholder pursuant to Section 10.2(b), Profits and Losses for the Fiscal Year in which the Company is dissolved shall be allocated among the Unitholders in such a manner as to cause, to the extent possible, each Unitholder’s Capital Account to be equal to the amount to be distributed to such Unitholder pursuant to Section 10.2(b). The distribution of cash and/or property to a Unitholder in accordance with the provisions of this Section 10.2(b) constitutes a complete return to the Unitholder of its Capital Contributions and a complete distribution to the Unitholder of its interest in the Company and all the Company property and constitutes a compromise to which all Unitholders have consented within the meaning of the Delaware Act. To the extent that a Unitholder returns funds to the Company, it has no claim against any other Unitholder for those funds.

Section 10.3 Securityholders Agreement. To the extent that units or other equity securities of any Subsidiary are distributed to any Unitholders and unless otherwise agreed to by the Manager, such Unitholders hereby agree to enter into a securityholders agreement with such Subsidiary and each other Unitholder which contains rights and restrictions in form and substance similar to the provisions and restrictions set forth herein (including in Article VIII).

Section 10.4 Cancellation of Certificate. On completion of the distribution of the Company’s assets as provided herein, the Company shall be terminated (and the Company shall not be terminated prior to such time), and the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 10.4.

Section 10.5 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 10.2 in order to minimize any losses otherwise attendant upon such winding up.

Section 10.6 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Unitholders (it being understood that any such return shall be made solely from the Company assets).

Section 10.7 Hart-Scott-Rodino. In the event the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) is applicable to any Unitholder, the dissolution of the Company shall not be consummated until such time as the applicable waiting period (and extensions thereof) under the HSR Act have expired or otherwise been terminated with respect to each such Unitholder.

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ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Power of Attorney. Each Unitholder hereby constitutes and appoints the Manager and the liquidators, if any and as applicable, and their respective designees, with full power of substitution, as his, her or its true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (to the same extent such Person could take such action): (a) this Agreement, all certificates and other instruments and all amendments hereof or thereof in accordance with the terms hereof which the Manager deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property or as otherwise permitted herein; (b) all instruments, agreements, amendments or other documents which the Manager deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents which the Manager and/or the liquidators deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (d) all instruments relating to the admission, withdrawal or substitution of any Unitholder pursuant to Article VIII or Article IX. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Unitholder and the Transfer of all or any portion of his, her or its Units and shall extend to such Unitholder’s heirs, successors, permitted assigns and personal representatives.

Section 11.2 Amendments. This Agreement may be amended (including, for purposes of this Section 11.2, any amendment effected directly or indirectly by way of a merger or consolidation of the Company) or waived, in whole or in part, by the Manager; provided, however, that to the extent any amendment or waiver, including any amendment or waiver of the Exhibits attached hereto, would disproportionately and adversely affect the rights of any Member of a class compared with the rights of any other Member of such class, such amendment or waiver may only be made by the Manager upon the prior written consent of such disproportionately and adversely affected Member. Class A Common Units and Class B Common Units shall be treated as the same class of Units for the purposes of this Section 11.2.

Section 11.3 Title to the Company Assets. The Company’s assets shall be deemed to be owned by the Company as an entity, and no Unitholder, individually or collectively, shall have any ownership interest in such assets or any portion thereof. Legal title to any or all of such assets may be held in the name of the Company or one or more nominees, as the Manager may determine. The Manager hereby declares and warrants that any the Company assets for which legal title is held in the name of any nominee shall be held in trust by such nominee for the use and benefit of the Company in accordance with the provisions of this Agreement. All the Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such assets is held.

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Section 11.4 Remedies. Each Unitholder and the Company shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

Section 11.5 Successors and Assigns. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, whether so expressed or not.

Section 11.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein or if such term or provision could be drawn more narrowly so as not to be illegal, invalid, prohibited or unenforceable in such jurisdiction, it shall be so narrowly drawn, as to such jurisdiction, without invalidating the remaining terms and provisions of this Agreement or affecting the legality, validity or enforceability of such term or provision in any other jurisdiction.

Section 11.7 Counterparts; Binding Agreement. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto. This Agreement and all of the provisions hereof shall be binding upon and effective as to each Person who (a) executes this Agreement in the appropriate space provided in the signature pages hereto notwithstanding the fact that other Persons who have not executed this Agreement may be listed on the signature pages hereto and (b) may from time to time become a party to this Agreement by executing a counterpart of or joinder to this Agreement.

Section 11.8 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable

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hereof. Whenever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

Section 11.9 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 11.10 Addresses and Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) telecopied to the recipient, or delivered by means of electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied/emailed before 5:00 p.m. Phoenix, Arizona time on a Business Day, and otherwise on the next Business Day, or (c) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth in the Company’s books and records, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Section 11.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in the Company’s Profits, Losses, Distributions, capital or property other than as a secured creditor. Notwithstanding the foregoing, each of the Indemnitees are intended third party beneficiaries of Section 6.1(b). and shall be entitled to enforce such provision (as it may be in effect from time to time).

Section 11.12 No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 11.13 Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

44

Section 11.14 Offset Against Amounts Payable. Whenever the Company is to pay any sum to any Unitholder or any Affiliate or related Person thereof, any amounts that such Unitholder or such Affiliate or related Person owes to the Company or any of its Subsidiaries may be offset or deducted from that sum before payment.

Section 11.15 Entire Agreement. This Agreement and the other Transaction Documents embody the complete agreement and understanding among the parties with respect to the subject matter herein and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 11.16 Delivery by Electronic Means. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (pdf) or comparable electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or pdf electronic transmission or comparable electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 11.17 Certain Acknowledgments. This Agreement shall be considered for all purposes as having been prepared through the joint efforts of the parties. No presumption shall apply in favor of any party in the interpretation of this Agreement or in the resolution of any ambiguity of any provision hereof based on the preparation, substitution, submission or other event of negotiation, drafting or execution hereof. Each Member and Unitholder acknowledges that it/he/she is entitled to and has been afforded the opportunity to consult legal counsel of its choice regarding the terms, conditions and legal effects of this Agreement, as well as the advisability and propriety thereof. Each Member and Unitholder further acknowledges that having so consulted with legal counsel of its choosing, such Member or Unitholder hereby waives any right to raise or rely upon the lack of representation or effective representation in any future proceedings or in connection with any future claim resulting from this Agreement or the formation of the Company. THE COMPANY, THE MEMBERS AND THE UNITHOLDERS ACKNOWLEDGE THAT KIRKLAND & ELLIS LLP HAS ONLY REPRESENTED THE COMPANY WITH RESPECT TO THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT, AND HAS NOT REPRESENTED THE MEMBERS OR THE UNITHOLDERS WITH RESPECT TO SUCH MATTERS.

45

Section 11.18 Consent to Jurisdiction; WAIVER OF TRIAL BY JURY.

(a) Consent to Jurisdiction. Each Unitholder irrevocably submits to the exclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each Unitholder further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such case, prepaid return receipt requested) to such Unitholder’s respective address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Unitholder irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the State of Delaware or the state courts of the State of Delaware and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

(b) WAIVER OF TRIAL BY JURY. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT (INCLUDING THE COMPANY) HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES HEREUNDER.

Section 11.19 Representations and Warranties. By execution of this Agreement, each Member severally represents and warrants as follows:

(a) Such Member has full legal right, power, and authority to deliver this Agreement and the other Transaction Documents and to perform such Member’s obligations hereunder and thereunder;

(b) This Agreement and the other Transaction Documents constitute the legal, valid, and binding obligation of such Member enforceable in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditors’ rights or general principles of equity;

(c) Neither this Agreement nor the other Transaction Documents violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under any other agreement of which such Member is a party; and

46

(d) Such Member’s investment in Units in the Company is made for such Member’s own account for investment purposes only and not with a view to the resale or distribution of such Units.

Section 11.20 Tax Receivable Agreement. The Tax Receivable Agreement and the Exchange Agreement shall each be treated as part of this Agreement as described in Section 761(c) of the Code, and Treas. Reg. § 1.704-1(b)(2)(ii)(h) and § 1.761-1(c) with respect to payments to a Member with respect to an Exchange (as defined in the Tax Receivable Agreement) by such Member.

* * * * *

47

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Fourth Amended and Restated Limited Liability Company Agreement as of the date first written above.

CARVANA GROUP, LLC

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President, General Counsel and Secretary

CARVANA CO.

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President, General Counsel and Secretary

CARVANA CO. SUB LLC, as a Member and the Sole Manager

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President, General Counsel and Secretary

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

CAO INVESTMENTS, LLC

By:	/s/ Javier Aldrete
Name:	Javier Aldrete
Title:	Secretary

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

DRIVETIME CAR SALES AND FINANCE COMPANY, LLC

By:	/s/ Kurt Wood
Name:	Kurt Wood
Its:	CFO

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

ERNEST C. GARCIA III, a Member

By:	/s/ Ernest C. Garcia III
Ernest C. Garcia III

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

ERNEST C. GARCIA II, a Member

By:	/s/ Ernest C. Garcia II
Name:	Ernest C. Garcia II

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

ERNEST GARCIA III MULTI-GENERATIONAL TRUST III, a Member

By:	/s/ Steven P. Johnson
Name:	Steven P. Johnson
Its:	Administrative Trustee

By:	/s/ Ernest C. Garcia II
Name:	Ernest C. Garcia II
Its:	Investment Trustee

ERNEST IRREVOCABLE 2004 TRUST III, a Member

By:	/s/ Steven P. Johnson
Name:	Steven P. Johnson
Its:	Administrative Trustee

By:	/s/ Ernest C. Garcia II
Name:	Ernest C. Garcia II
Its:	Investment Trustee

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

GV AUTO I, LLC

By:	Georgiana Ventures, LLC
Its:	Manager

By:	/s/ Ira J. Platt
Name:	Ira J. Platt
Its:	Manager

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

2014 FIDEL FAMILY TRUST DATED JUNE 16, 2014, A MEMBER

By:	/s/ Kathryn L. Fidel
Name:	Kathryn L. Fidel
Its:	Trustee

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

CVAN HOLDINGS, LLC

By:	/s/ Kelly Van Meter
Name:	Kelly Van Meter
Its:	Vice President

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

John O’Dell, a Member

By:	/s/ John O’Dell
Name:	John O’Dell

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Ira Platt, a Member

By:	/s/ Ira Platt
Name:	Ira Platt

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Adrienne Sanford
,a Member

By:	/s/ Adrienne Sanford
Name:	Adrienne Sanford

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Alex Devkar
,a Member

By:	/s/ Alex Devkar
Name:	Alex Devkar

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Benjamin Huston, a Member

By:	/s/ Benjamin Huston
Name:	Benjamin Huston

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Bobby Borszich
,a Member

By:	/s/ Bobby Borszich
Name:	Bobby Borszich

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Bret Sassenberg
,a Member

By:	/s/ Bret Sassenberg
Name:	Bret Sassenberg

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Brian Henze
,a Member

By:	/s/ Brian Henze
Name:	Brian Henze

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Carl Bailey
,a Member

By:	/s/ Carl Bailey
Name:	Carl Bailey

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Cem Vardar
,a Member

By:	/s/ Cem Vardar
Name:	Cem Vardar

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Chris Aylward
,a Member

By:	/s/ Chris Aylward
Name:	Chris Aylward

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Chris Santone
,a Member

By:	/s/ Chris Santone
Name:	Chris Santone

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Christina Keiser
,a Member

By:	/s/ Christina Keiser
Name:	Christina Keiser

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Christopher Olson
,a Member

By:	/s/ Christopher Olson
Name:	Christopher Olson

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Dan Gill
,a Member

By:	/s/ Dan Gill
Name:	Dan Gill

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

David Fye
,a Member

By:	/s/ David Fye
Name:	David Fye

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

David Ledford
,a Member

By:	/s/ David Ledford
Name:	David Ledford

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Don Webster
,a Member

By:	/s/ Don Webster
Name:	Don Webster

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Ellen Williams
,a Member

By:	/s/ Ellen Williams
Name:	Ellen Williams

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Eric Blatz
,a Member

By:	/s/ Eric Blatz
Name:	Eric Blatz

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Glenn Kees
,a Member

By:	/s/ Glenn Kees
Name:	Glenn Kees

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Imran Kazi
,a Member

By:	/s/ Imran Kazi
Name:	Imran Kazi

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jared Foster
,a Member

By:	/s/ Jared Foster
Name:	Jared Foster

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jason Scott
,a Member

By:	/s/ Jason Scott
Name:	Jason Scott

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jason Tucker
,a Member

By:	/s/ Jason Tucker
Name:	Jason Tucker

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jeff McLellan
,a Member

By:	/s/ Jeff McLellan
Name:	Jeff McLellan

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jennifer M Stanford
,a Member

By:	/s/ Jennifer M Stanford
Name:	Jennifer M Stanford

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jessica Querin
,a Member

By:	/s/ Jessica Querin
Name:	Jessica Querin

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jim Naylor
,a Member

By:	/s/ Jim Naylor
Name:	Jim Naylor

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

John Mckeon
,a Member

By:	/s/ John Mckeon
Name:	John Mckeon

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

John Piatak
,a Member

By:	/s/ John Piatak
Name:	John Piatak

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jon Seitel
,a Member

By:	/s/ Jon Seitel
Name:	Jon Seitel

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Jonathon McCutcheon
,a Member

By:	/s/ Jonathon McCutcheon
Name:	Jonathon McCutcheon

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Joshua Roger Dollison
,a Member

By:	/s/ Joshua Roger Dollison
Name:	Joshua Roger Dollison

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Justin Graham
,a Member

By:	/s/ Justin Graham
Name:	Justin Graham

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Keith Dunlap
,a Member

By:	/s/ Keith Dunlap
Name:	Keith Dunlap

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Kevin Coyle
,a Member

By:	/s/ Kevin Coyle
Name:	Kevin Coyle

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Leonid Epshtein
,a Member

By:	/s/ Leonid Epshtein
Name:	Leonid Epshtein

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Mark Jenkins
,a Member

By:	/s/ Mark Jenkins
Name:	Mark Jenkins

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Matthew Dundas
,a Member

By:	/s/ Matthew Dundas
Name:	Matthew Dundas

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Michael Grantham
,a Member

By:	/s/ Michael Grantham
Name:	Michael Grantham

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Mike McKeever
,a Member

By:	/s/ Mike McKeever
Name:	Mike McKeever

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Michael Rennie Jr.
,a Member

By:	/s/ Michael Rennie Jr.
Name:	Michael Rennie Jr.

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Milton Moskowitz
,a Member

By:	/s/ Milton Moskowitz
Name:	Milton Moskowitz

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Nate Fuller
,a Member

By:	/s/ Nate Fuller
Name:	Nate Fuller

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Nemanja Samailovic
,a Member

By:	/s/ Nemanja Samailovic
Name:	Nemanja Samailovic

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Paul Breaux
,a Member

By:	/s/ Paul Breaux
Name:	Paul Breaux

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Paul Curry
,a Member

By:	/s/ Paul Curry
Name:	Paul Curry

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Paul Keister
,a Member

By:	/s/ Paul Keister
Name:	Paul Keister

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Richard Ball
,a Member

By:	/s/ Richard Ball
Name:	Richard Ball

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Ryan Blatz
,a Member

By:	/s/ Ryan Blatz
Name:	Ryan Blatz

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Ryan Keeton
,a Member

By:	/s/ Ryan Keeton
Name:	Ryan Keeton

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Scott Wood
,a Member

By:	/s/ Scott Wood
Name:	Scott Wood

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Sean Dupre
,a Member

By:	/s/ Sean Dupre
Name:	Sean Dupre

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Sidney Bridges
,a Member

By:	/s/ Sidney Bridges
Name:	Sidney Bridges

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Stella WenxingLiu
,a Member

By:	/s/ Stella WenxingLiu
Name:	Stella WenxingLiu

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Suhail Bayot
,a Member

By:	/s/ Suhail Bayot
Name:	Suhail Bayot

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Teresa Aragon
,a Member

By:	/s/ Teresa Aragon
Name:	Teresa Aragon

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Will Adams
,a Member

By:	/s/ Will Adams
Name:	Will Adams

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

Zachary Huber
,a Member

By:	/s/ Zachary Huber
Name:	Zachary Huber

[Signature Page to Carvana Group, LLC Fourth Amended and Restated Limited Liability Company Agreement]

FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Joinder

The undersigned hereby agrees to become a party to the Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, a Delaware limited liability company, dated as of April 27, 2017 (the “Agreement”), and agrees to be bound by the terms and conditions of the Agreement as a Member.

MEMBER:

[•]

By:
Its:

Address for Notices:

[•]
[•]
[•]
[•]

CONSENT AND AGREEMENT OF SPOUSE

The undersigned (“Spouse”) is the spouse of the individual identified below (“Married Unitholder”) who owns units in Carvana Group, LLC (the “Company”). Spouse acknowledges that he or she has read the Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, effective as of April 27, 2017 (the “Agreement”), and understands its provisions. Specifically, Spouse has read Section 8.7 (Divorce/Separation of Unitholder) and is aware that by the provisions of the Agreement both Spouse and Married Unitholder have agreed to sell, transfer, and restrict all of Married Unitholder’s or Spouse’s units in the Company, including any community property interest or quasi-community property interest therein, in accordance with the terms and provisions of the Agreement. Spouse hereby expressly approves of and agrees to be bound by the provisions of the Agreement in its entirety, including but not limited to those provisions relating to the sales and transfers of the units and the restrictions thereon and not to make any transfer or other disposition of his or her community property or other interest in the units, whether by bequest or the application of the residuary clause of his or her will or otherwise, in any manner that would have the effect of causing the units to be held by anyone other than Married Unitholder. If Spouse predeceases Married Unitholder when Married Unitholder owns any units in the Company, then Spouse agrees not to transfer, devise or bequeath whatever community property interest or quasi-community property interest Spouse may have in the units of the Company in contravention of the Agreement. Spouse hereby appoints Married Unitholder as his or her attorney-in-fact to exercise all rights that Spouse may have with respect to the units, including, but not limited to, the encumbrance or disposition thereof.

Date:

Married Unitholder

Spouse

Print Name of Spouse